                                                                   EXHIBIT 10(S)
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


                             AMENDED AND RESTATED

                               CREDIT AGREEMENT

                                     AMONG

                       AMERICAN FREIGHTWAYS CORPORATION,

                          AMERICAN FREIGHTWAYS, INC.

                                      AND

                          NATIONSBANK OF TEXAS, N.A.

                                   as Agent



                         DATED AS OF OCTOBER 20, 1994




- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                               TABLE OF CONTENTS
                               -----------------


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     Section 1.01.    Definitions............................................. 1
                      -----------
     Section 1.02.    Accounting and Other Terms............................. 13
                      --------------------------

                                  ARTICLE II

                         AMOUNTS AND TERMS OF ADVANCES
                         -----------------------------

     Section 2.01.    Advances............................................... 13
                      --------
     Section 2.02.    Making Advances........................................ 13
                      ---------------
     Section 2.03.    Fees................................................... 14
                      ----
     Section 2.04.    Reduction of Commitment................................ 15
                      -----------------------
     Section 2.05.    Prepayment and Repayment of Advances................... 15
                      ------------------------------------
     Section 2.06.    Interest on Advances................................... 16
                      --------------------
     Section 2.07.    Computations and Manner of Payments.................... 16
                      -----------------------------------
     Section 2.08.    Yield Protection; Taxes................................ 17
                      -----------------------
     Section 2.09.    Calculation of LIBOR Rate.............................. 19
                      -------------------------
     Section 2.10.    Quotation of Rates..................................... 19
                      ------------------
     Section 2.11.    Booking Loans.......................................... 19
                      -------------
     Section 2.12.    Extension of the Commitment............................ 19
                      ---------------------------

                                  ARTICLE III

                             CONDITIONS PRECEDENT
                             --------------------

     Section 3.01.    Conditions Precedent to Effectiveness.................. 20
                      -------------------------------------
     Section 3.02.    Conditions Precedent to All Advances................... 21
                      ------------------------------------

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Section 4.01.    Organization; Qualification; Corporate Authority....... 22
                      ------------------------------------------------
     Section 4.02.    Financial Statements................................... 22
                      --------------------
     Section 4.03.    Actions Pending........................................ 22
                      ---------------
     Section 4.04.    Outstanding Debt....................................... 22
                      ----------------
     Section 4.05.    Environmental Compliance............................... 23
                      ------------------------
     Section 4.06.    Taxes.................................................. 23
                      -----

     Section 4.07.    Conflicting Agreements and Other Matters............... 23
                      ----------------------------------------
     Section 4.08.    Compliance With Laws Regulating the Incurrence of Debt. 23
                      ------------------------------------------------------
     Section 4.09.    ERISA.................................................. 24
                      -----
     Section 4.10.    Governmental Consent................................... 24
                      --------------------
     Section 4.11.    Enforceability......................................... 24
                      --------------
     Section 4.12.    Licenses and Title to Properties....................... 24
                      --------------------------------
     Section 4.13.    No Improper Payment or Influence....................... 24
                      --------------------------------
     Section 4.14.    Labor and Employee Relations Matters................... 25
                      ------------------------------------
     Section 4.15.    Disclosure............................................. 25
                      ----------
     Section 4.16.    Common Enterprise...................................... 26
                      -----------------

                                   ARTICLE V
                                   COVENANTS
                                   ---------
     Section 5.01.    Company Debt........................................... 26
                      ------------
     Section 5.02.    Subsidiary Debt........................................ 26
                      ---------------
     Section 5.03.    Fixed Charge Ratio..................................... 27
                      ------------------
     Section 5.04.    Current Ratio.......................................... 27
                      -------------
     Section 5.05.    Dividend Limitation.................................... 27
                      -------------------
     Section 5.06.    Liens.................................................. 27
                      -----
     Section 5.07.    Loans, Advances, Investments and Contingent Liabilities 29
                      -------------------------------------------------------
     Section 5.08.    Sale of Stock and Debt of Subsidiaries................. 30
                      --------------------------------------
     Section 5.09.    Merger and Sales of Assets............................. 30
                      --------------------------
     Section 5.10.    Capital Expenditures................................... 31
                      --------------------
     Section 5.11.    Business............................................... 31
                      --------
     Section 5.12.    Transaction with Affiliates............................ 31
                      ---------------------------
     Section 5.13.    Financial Statements................................... 31
                      --------------------
     Section 5.14.    Inspection of Property................................. 33
                      ----------------------
     Section 5.15.    Covenant to Secure Notes Equally....................... 33
                      --------------------------------
     Section 5.16.    Compliance with Laws, Etc.............................. 34
                      -------------------------
     Section 5.17.    Insurance.............................................. 34
                      ---------
     Section 5.18.    Use of Proceeds........................................ 34
                      ---------------
     Section 5.19.    Subsidiary Guaranty.................................... 34
                      -------------------


                                  ARTICLE VI
                               EVENTS OF DEFAULT
                               -----------------
     Section 6.01.    Events of Default...................................... 34
                      -----------------
     Section 6.02.    Remedies Upon Default.................................. 37
                      ---------------------
     Section 6.03.    Cumulative Rights...................................... 37
                      -----------------

     Section 6.04.    Waivers................................................ 37
                      -------
     Section 6.05.    Performance by Agent................................... 37
                      --------------------
     Section 6.06.    Expenditures........................................... 38
                      ------------
     Section 6.07.    Control................................................ 38
                      -------

                                   ARTICLE VII
                                   THE AGENT
                                   ---------
     Section 7.01.    Authorization and Action............................... 38
                      ------------------------
     Section 7.02.    Agent's Reliance, Etc.................................. 38
                      ---------------------
     Section 7.03.    NationsBank of Texas, N.A. and Affiliates.............. 39
                      -----------------------------------------
     Section 7.04.    Lender Credit Decision................................. 39
                      ----------------------
     Section 7.05.    Indemnification by Lenders............................. 39
                      --------------------------
     Section 7.06.    Successor Agent........................................ 40
                      ---------------

                                 ARTICLE VIII
                                 MISCELLANEOUS
                                 -------------
     Section 8.01.    Amendments and Waivers................................. 40
                      ----------------------
     Section 8.02.    Notices................................................ 41
                      -------
     Section 8.03.    Parties in Interest.................................... 42
                      -------------------
     Section 8.04.    Assignments and Participations......................... 42
                      ------------------------------
     Section 8.05.    Sharing of Payments.................................... 43
                      -------------------
     Section 8.06.    Right of Set-off....................................... 43
                      ----------------
     Section 8.07.    Costs, Expenses, and Taxes............................. 43
                      --------------------------
     Section 8.08.    Indemnification by Companies........................... 44
                      ----------------------------
     Section 8.09.    Rate Provision......................................... 44
                      --------------
     Section 8.10.    Severability........................................... 45
                      ------------
     Section 8.11.    Exceptions to Covenants................................ 45
                      -----------------------
     Section 8.12.    Counterparts........................................... 45
                      ------------
     SECTION 8.13.    GOVERNING LAW; WAIVER OF JURY TRIAL.................... 45
                      -----------------------------------
     SECTION 8.14.    ENTIRE AGREEMENT....................................... 46
                      ----------------

                            Schedules and Exhibits

Exhibit A             Promissory Note
Exhibit B             Request for Maturity Date Extension
Exhibit C             Officer's Certificate

Schedule I            List of Subsidiaries
Schedule II           Labor and Employee Relations
Schedule III          Existing Debt of Subsidiaries
Schedule IV           Liens on Properties

                     AMENDED AND RESTATED CREDIT AGREEMENT
                     -------------------------------------


          THIS AMENDED AND RESTATED CREDIT AGREEMENT is dated as of the 20th day of October, 1994, among American Freightways Corporation, an Arkansas corporation ("AFC"), American Freightways, Inc., an Arkansas corporation ("AFI"; AFC and AFI are referred to collectively as the "Companies" and individually as a "Company"), the Lenders from time to time party hereto, and NationsBank of Texas, N.A., a national banking association, individually and as Agent (in such latter capacity, the "Agent").


                                 WITNESSETH:
                                 ----------

          WHEREAS, AFC (then known as Arkansas Freightways Corporation), AFI (then known as Arkansas Freightways, Inc.), certain of the Lenders, and the Agent entered into that certain Credit Agreement, dated as of April 14, 1992 (said Credit Agreement, as amended by that certain First Amendment to Credit Agreement, dated as of December 30, 1992, and that certain Second Amendment to Credit Agreement, dated as of February 1, 1994, the "Original Credit Agreement");

          WHEREAS, Wachovia Bank of Georgia, N.A., became a Lender under the Credit Agreement pursuant to the Second Amendment to Credit Agreement, dated as of February 1, 1994; and

          WHEREAS, the Company has requested loans in a maximum aggregate amount of $75,000,000 from the Lenders, and the Lenders have agreed to amend and restate the Original Credit Agreement to make such loans pursuant to the terms and conditions of this Agreement;

          NOW, THEREFORE, for valuable consideration hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

          Section 1.01.  Definitions. As used in this Agreement, the following
                         -----------
terms have the respective meanings indicated below (such meanings to be applicable equally to both the singular and plural forms of such terms):

          "Advance" means an advance made by a Lender to the Companies pursuant
           -------
to Section 2.01 hereof.

          "Affiliate" means a Person that directly, or indirectly through one or
           ---------
more intermediaries, controls or is controlled by or is under common control with another Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through ownership of voting securities, by contract or otherwise.

          "Agent" means NationsBank of Texas, N.A., a national banking
           -----
association, in its capacity as Agent hereunder, or any successor Agent appointed pursuant to Section 7.06 hereof.

          "Aggregate Advance" means, collectively, each set of Advances made by
           -----------------
the Lenders on the same date, bearing interest at the same rate, and having the same Interest Period.

          "Agreement" means this Credit Agreement, as hereafter amended,
           ---------
modified, or supplemented in accordance with its terms.

          "Applicable Law" means (i) in respect of any Person, all provisions of
           --------------
constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, and all orders and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party and (ii) in respect of contracts made or performed in the State of Texas, "Applicable Law" shall also mean the laws of the United States of America, including, without limiting the foregoing, 12 USC Sections 85 and 86(a), as amended to the date hereof and as the same may be amended at any time and from time to time hereafter, and any other statute of the United States of America now or at any time hereafter prescribing the maximum rates of interest on loans and extensions of credit, and the laws of the State of Texas, including, without limitations, Articles 5069-1.04 and 5069-1.07(a), Title 79, Revised Civil Statutes of Texas, 1925, as amended ("Art. 1.04"), and any other statute of the State of Texas now or at any time hereafter prescribing maximum rates of interest on loans and extensions of credit, provided however, that pursuant to Article 5069-15.10(b), Title 79, Revised Civil Statutes of Texas, 1925, as amended, the Companies agree that the provisions of Chapter 15, Title 79, Revised Civil Statutes of Texas, 1925, as amended, shall not apply to the Advances hereunder.

          "Art. 1.04" shall have the meaning given to such term in the
           ---------
definition herein of "Applicable Law".

          "Bankruptcy Law" shall have the meaning specified in Section 6.01(h).
           --------------

          "Base Rate" means a fluctuating rate per annum as shall be in effect
           ---------
from time to time equal the higher of:

          (a) The prime interest rate charge by NationsBank as announced or published from time to time, and which may not necessarily be the lowest interest rate charged by NationsBank; or

          (b) 0.50% per annum above the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average being determined weekly on each

Monday (or, if any such day is not a Business Day, on the next succeeding Business Day) for the three-week period ending on the previous Friday by the Agent on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of Dallas or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by the Agent from three New York certificate of deposit dealers of recognized standing selected by the Agent, in either case adjusted to the nearest 0.25% or, if there is no nearest 0.25%, to the next higher 0.25%.

          "Base Rate Advance" means an Advance bearing interest at the Base
           -----------------
Rate.

          "Business Day" means a day of the year on which banks are not required
           ------------
or authorized to close in Dallas, Texas, and, if the applicable Business Day relates to a LIBOR Advance, on which dealings are carried on in the London Interbank Market.

          "Capitalized Lease Obligation" means any rental of property which,
           ----------------------------
under GAAP, is or will be required to be capitalized on the books of the Companies or any Subsidiary, taken at the amount thereof accounted for as indebtedness (net of interest expense) in accordance with GAAP.

          "Cash Equivalents" means investments (directly or through a money
           ----------------
 market fund) in (a) certificates of deposit, repurchase agreements, and other interest bearing deposits or accounts with United States commercial banks having a combined capital and surplus of at least $100,000,000, or with insurance companies whose debt obligations have one of the three highest ratings obtainable from Standard & Poor's Corporation or Moody's Investors Services, Inc., which certificates, repurchase agreements, deposits, and accounts mature within one year from the date of investment, (b) obligations issued or unconditionally guaranteed by the United States government, or issued by an agency thereof and backed by the full faith and credit of the United States government, which obligations mature within one year from the date of investment, (c) direct obligations issued by any state or political subdivision of the United States, which mature within one year from the date of investment and have the highest rating obtainable from Standard & Poor's Corporation or Moody's Investors Services, Inc. on the date of investment, and (d) commercial paper which has one of the three highest ratings obtainable from Standard & Poor's Corporation or Moody's Investors Services, Inc.

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Commitment" means $75,000,000, as reduced from time to time pursuant
           ----------
to Section 2.04 hereof.

          "Confidential Information" shall have the meaning specified in Section
           ------------------------
8.04(c).

          "Current Assets" means with respect to the Companies and their
           --------------
Subsidiaries on a consolidated basis as at any date of determination the total assets which may properly be classified as current assets in accordance with GAAP, after (i) eliminating all intercompany transactions and
(ii) appropriate reserves.

          "Current Debt" means any obligation for borrowed money (and any notes
           ------------
payable and drafts accepted representing extensions of credit whether or not representing obligations for borrowed money) payable on demand or within a period of one year from the date of the creation thereof and any guaranty with respect thereto; provided that any obligation shall be treated as Funded Debt,
                 --------
regardless of its term, if such obligation is renewable pursuant to the terms thereof or of a revolving credit or similar agreement effective for more than one year after the date of the creation of such obligation, or may be payable out of the proceeds of a similar obligation pursuant to the terms of such obligation or of any such agreement.

          "Current Liabilities" means with respect to the Companies and their
           -------------------
Subsidiaries on a consolidated basis as at any date of determination the total liabilities which may properly be classified as current liabilities in accordance with GAAP, after eliminating all intercompany transactions but excluding as current liabilities any portion of the Funded Debt of the Companies and their Subsidiaries outstanding at the date of determination which by its terms or the terms of any instrument or agreement relating thereto matures within one year from such date of determination.

          "Debt" means Funded Debt and/or Current Debt, as the case may be.  Any
           ----
obligation secured by a Lien on, or payable out of the proceeds of production from, property of the Companies or any Subsidiary shall be deemed to be Funded or Current Debt, as the case may be, of such Company or such Subsidiary even though such obligation shall not be assumed by such Company or such Subsidiary.

          "EBDITA" means with respect to the Companies and their Subsidiaries on
           ------
a consolidated basis the sum of (a) Net Earnings for the applicable period and
(b) to the extent the following were deducted in determining such Net Earnings, the sum of (i) depreciation, depletion, obsolescence and amortization of property as well as any other noncash charges to Net Earnings (excluding ordinary expense accruals), (ii) interest expense, (iii) the interest portion of capitalized lease expense and (iv) tax expense, each for the applicable period and determined in accordance with GAAP.

          "Default" means any event specified in Section 6.01 hereof, whether or
           -------
not any requirement in connection with such event for the giving of notice, lapse of time, or happening of any further condition has been satisfied.

          "Eligible Assignee" means (a) a commercial bank organized under the
           -----------------
laws of the United States, or any state thereof, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any state thereof, having total assets in excess of $500,000,000, and not in receivership or conservatorship; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such bank is acting through a branch or agency located in the country in which it is organized or another country which is described in this clause; and (d) the central bank of any country which is a member of the Organization for Economic Cooperation and Development.

          "Environmental Law" means any federal, state, or local Law or duties
           -----------------
under the common law designed to protect human health and welfare or the environment (including, without limitation, the Federal Water Pollution Control Act, 33 U.S.C. (S) 1251 et seq., the Resource Conservation and Recovery Act, 42
                        -- ---
U.S.C. (S) 6901 et seq., the Clean Air Act, 42 U.S.C. (S) 7401 et seq., the
                -- ---                                         -- ---
Emergency Planning and Community Right-To-Know-Act, 42 U.S.C. (S) 2601 et seq.,
                                                                       -- ---
the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. (S) 136 et
                                                                          --
seq.; the Comprehensive Environmental Response, Compensation and Liability Act,
- ---
42 U.S.C. 49601 et seq., the Endangered Species Act, 16 U.S.C. (S)(S) 1531-1544,
                -- ---
the Toxic Substances Control Act, 15 U.S.C. 42601 et seq., Arkansas Hazardous
                                                  -- ---
Waste Management Act of 1979, Ark. Code Ann. (S) 8-7-201 et seq. (1991 Supp.),
                                                         -- ---
Arkansas Resource Reclamation Act of 1979, Ark. Code Ann. (S) 8-7-301 et seq.
                                                                      -- ---
(1991 Supp.), Emergency Response Fund Act, Ark. Code Ann. (S) 8-7-401 et seq.
                                                                      -- ---
(1991 Supp.), and Remedial Action Trust Fund Act, Ark. Code Ann. (S) 8-7-501 et
                                                                             --
seq. (1991 Supp.)) as each may be amended from time to time.
- ---

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, and the rulings and regulations issued thereunder, as from time to time in effect.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Event of Default" means any of the events specified in Section 6.01
           ----------------
of this Agreement, provided there has been satisfied any requirement in connection therewith for the giving of notice, lapse of time, or happening of any further condition.

          "Federal Funds Rate" means, for any period, a fluctuating interest
           ------------------
rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of Dallas, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such date on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

          "Fixed Charges" means with respect to the Companies and their
           -------------
Subsidiaries on a consolidated basis the sum of (i) interest expense, (ii) scheduled principal payments (including mandatory reduction in any fully-funded revolving credit facility), (iii) operating lease expense, (iv) rental expense and (v) capital lease payments (including both interest and principal components), each for the applicable period and determined in accordance with GAAP.

          "Funded Debt" means,
           -----------

          (i) any obligation payable more than one year from the date of creation thereof, which under GAAP is shown on the balance sheet as a liability (including Capitalized Lease Obligations but excluding reserves for deferred income taxes and other reserves to the extent that such reserves do not constitute an obligation),

          (ii) indebtedness payable more than one year from the date of creation thereof which is secured by any Lien on property owned by either Company or any Subsidiary, whether or not the indebtedness secured thereby shall have been assumed by such Company or such Subsidiary,

          (iii) guarantees, endorsements (other than endorsements of negotiable instruments for collection in the ordinary course of business) and other contingent liabilities (whether direct or indirect) in connection with the obligations, stock or dividends of any Person,

          (iv) obligations under any contract providing for the making of loans, advances or capital contributions to any Person, or for the purchase of any property from any Person, in each case in order to enable such Person primarily to maintain working capital, net worth or any other balance sheet condition or to pay debts, dividends or expenses,

          (v) obligations under any contract for the purchase of materials, supplies or other property or services if such contract (or any related document) requires that payment for such materials, supplies or other property or services shall be made regardless of whether or not delivery of such materials, supplies or other property or services is ever made or tendered,

          (vi) obligations under any contract to rent or lease (as lessee) any real or personal property if such contract (or any related document) provides that the obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use or requires that the lessee purchase or otherwise acquire securities or obligations of the lessor,

          (vii) obligations under any contract for the sale or use of materials, supplies or other property or services if such contract (or any related document) requires that payment for such materials, supplies or other property or services, or the use thereof, shall be subordinated to any indebtedness (of the purchaser or user of such materials, supplies or other property or the Person entitled to the benefit of such services) owed or to be owed to any Person,

          (viii) obligations under any other contract which, in economic effect, is substantially equivalent to a guarantee, and

          (ix) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA, all as determined in accordance with GAAP.

          "GAAP" means generally accepted accounting principles applied on a
           ----
consistent basis. Application on a consistent basis shall mean that the accounting principles observed in a current period are comparable in all material respects to those applied in a preceding period, except for new developments or statements promulgated by the Financial Accounting Standards Board.

          "Highest Lawful Rate" means at the particular time in question the
           -------------------
maximum rate of interest which, under Applicable Law, any Lender is then permitted to charge on the Obligation. If the maximum rate of interest which, under Applicable Law, any Lender is permitted to charge on the Obligation shall change after the date hereof, the Highest Lawful Rate shall be automatically increased or decreased, as the case may be, from time to time as of the effective time of each change in the Highest Lawful Rate without notice to the Companies. For purposes of determining the Highest Lawful Rate under Applicable Law, the applicable rate ceiling shall be (i) the indicated rate ceiling described in and computed in accordance with the provisions of Section (a)(l) of Art. l.04; or (ii) provided notice is given as required in Section (h)(l) of said Art. 1.04, either the annualized ceiling or quarterly ceiling computed pursuant to Section (d) of said Art. 1.04; provided, however, that at any time the indicated rate ceiling, the annualized ceiling or the quarterly ceiling, as applicable, shall be less than 18% per annum or more than 24% per annum, the provisions of Sections (b)(1) and (2) of said Art. l.04 shall control for purposes of such determination, as applicable.

          "Income Available for Fixed Charges" means with respect to the
           ----------------------------------
Companies and their Subsidiaries on a consolidated basis the sum of (a) EBDITA for the applicable period and (b) to the extent the following were deducted in determining the Net Earnings component of such EBDITA, the sum of (i) operating lease expense and (ii) rental expense, each for the applicable period and determined in accordance with GAAP.

          "Increased Cost" has the meaning set forth in Section 2.08(b) hereof.
           --------------

          "Interest Period" means, (a) with respect to any LIBOR Advance, the
           ---------------
period beginning on the date the Advance is made or continued as a LIBOR Advance, and ending one, two, or three months thereafter, and (b) with respect to any Base Rate Advance, the period beginning on the date the Advance is made or continued as a Base Rate Advance, and ending on the first Business Day of the succeeding calendar quarter.

          "Law" means any statute, law, ordinance, regulation, rule, order,
           ---
writ, injunction, or decree of any Tribunal.

          "Lenders" means the Lenders listed on the signature pages hereof, and
           -------
each Eligible Assignee that hereafter becomes a party hereto pursuant to Section
9.04 hereof.

          "LIBOR Advance" means an Advance bearing interest at the LIBOR Rate.
           -------------

          "LIBOR Rate" means a per annum rate equal to 0.625% plus the rate
           ----------
determined pursuant to the following formula:

                             London Interbank Rate
                        -------------------------------
                        100% - LIBOR Reserve Percentage

          "LIBOR Reserve Percentage" means the reserve requirement including any
           ------------------------
supplemental and emergency reserves (expressed as a percentage) applicable to member banks of the Federal Reserve System in respect of "eurocurrency liabilities" under Regulation D of the Board of Governors of the Federal Reserve System, or any substituted or amended reserve requirement hereafter applicable to member banks of the Federal Reserve System.

          "License" means, as to any Person, any license, permit, certificate of
           -------
need, authorization, certification, accreditation, franchise, approval, or grant of rights by any Tribunal or third Person necessary or appropriate for such Person to own, maintain, or operate its business or Property, unless the failure to obtain, retain or comply with same would not constitute a Material Adverse Change.

          "Lien" means any mortgage, pledge, security interest, encumbrance,
           ----
deposit arrangement, lien (statutory or otherwise) or charge of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of, or agreement to give, any financing statement under the Uniform Commercial Code of any jurisdiction) or any other type of preferential arrangement for the purpose of, or having the effect of, protecting a creditor against loss or securing with assets the payment or performance of an obligation; provided that
                                                                  --------
this term does not include any agreement or obligation to refrain from placing any encumbrance on any asset.

          "Litigation" means any proceeding, claim, lawsuit, arbitration, and/or
           ----------
investigation conducted or threatened by or before any Tribunal, including without limitation proceedings, claims, lawsuits, and/or investigations under or pursuant to any environmental, occupational, safety and health, antitrust, unfair competition, securities, Tax, or other Law, or under or pursuant to any contract, agreement, or other instrument.

          "Loan Papers" means this Agreement, the Notes and all other documents,
           -----------
instruments, agreements, or certificates executed or delivered by any Person in connection with this Agreement.

          "London Interbank Market" means the buying and selling of dollar
           -----------------------
deposits payable by financial institutions located in London between the Agent and other financial institutions in the ordinary course of the Agent's business.

          "London Interbank Rate" means, for any Interest Period for any
           ---------------------
Aggregate Advance bearing interest at the LIBOR Rate, the per annum rate of interest at which dollar deposits are offered by the principal office of the Agent in the London Interbank Market at 11:00 a.m., London time, two Business Days prior to the first day of such Interest Period, which deposits are for a period equal to the Interest Period, and in principal amounts similar to the Agent's Specified Percentage of the Aggregate Advance.

          "Majority Lenders" means any combination of Lenders having at least
           ----------------
66-2/3% of the aggregate amount of outstanding Advances; provided, however, that if no Advances are outstanding, such term means any combination of Lenders having Specified Percentages equal to at least 66-2/3%.

          "Material Adverse Change" or "Material Adverse Effect" means any
           -----------------------      -----------------------
circumstance or event that is or could reasonably be expected to be material and adverse to the business, condition (financial or otherwise), operations, or Properties of the Companies and their Subsidiaries as a whole.

          "Maturity Date" means April 1, 1999, or such earlier date the
           -------------
Obligation becomes due and payable (whether by acceleration, prepayment in full or otherwise) or such later date as extended pursuant to Section 2.12.

          "Maximum Amount" means the maximum amount of interest which, under
           --------------
Applicable Law, any Lender is permitted to charge on the Obligation.

          "Multiemployer Plan" means any Plan which is a "multiemployer plan"
           ------------------
(as such term is defined in section 4001(a)(3) of ERISA).

          "Net Earnings Available For Restricted Payments" means with respect to
           ----------------------------------------------
the Companies and their Subsidiaries on a consolidated basis an amount equal to 75% of Net Earnings. If the preceding calculation results in a number less than zero, such amount shall be considered to be zero.

          "Net Earnings" means with respect to the Companies and their
           ------------
Subsidiaries on a consolidated basis an amount equal to gross revenues and other proper income credits of the Companies and their Subsidiaries less all operating and non-operating expenses of the Companies and their Subsidiaries including all charges of a proper character (including current and deferred taxes on income, provision for taxes on unremitted foreign earnings which are included in gross revenues, and current additions to reserves), but not including in gross revenues any gains (net of expenses and taxes applicable thereto) in excess of losses resulting from the sale, conversion or other disposition of capital assets (i.e., assets other than current assets), any gains resulting from the write-up of assets any equity of the Companies or any Subsidiary in the unremitted earnings of any corporation which is not a Subsidiary, any earnings of any Person acquired by the Companies or any Subsidiary through purchase, merger or consolidation or otherwise for any year prior to the year of acquisition, or any deferred credit representing the excess of equity in any Subsidiary at the date of acquisition over the cost of the investment in such Subsidiary; each for the applicable period and determined in accordance with GAAP.

          "Net Worth" means with respect to the Companies and their Subsidiaries
           ---------
on a consolidated basis as of any date of determination the excess of (a) the par value (or value stated on the books of the Companies) of the capital stock (but excluding treasury stock and capital stock subscribed and unissued) plus (or minus in the case of a surplus deficit) the amount of the consolidated surplus (capital surplus and retained earnings) of the Companies and their Subsidiaries which would appear on a consolidated balance sheet of AFC and its Subsidiaries over (b) the sum, without duplication, of treasury stock, unamortized debt discount and expense, goodwill, trademarks, trade names, patents, deferred charges and other intangible assets and any write-up of the value of assets after December 31, 1993; all determined in accordance with GAAP, including the making of appropriate deductions for minority interest (if any) in Subsidiaries.

          "Note" means each promissory note of the Company evidencing Advances
           ----
and obligations owing hereunder to a Lender, in substantially the form of

Exhibit A attached hereto, payable to the order of such Lender and in a maximum
- ---------
principal amount equal to such Lender's Specified Percentage of the Commitment, as each seed note may be amended, substituted, replaced, increased or decreased from time to time.

          "Obligation" means all present and future obligations, indebtedness
           ----------
and liabilities, and all renewals and extensions of all or any part thereof, of the Company and its Subsidiaries to Lenders arising from, by virtue of, or pursuant to this Agreement, any of the Loan Papers and any and all renewals and extensions thereof or any part thereof, or future amendments thereto, all interest accruing on all or any part thereof and attorneys' fees incurred by each Lender for the administration, execution of waivers, amendments and consents, and in connection with any restructuring, workouts or in the enforcement or the collection of all or any part thereof, whether such obligations, indebtedness and liabilities are direct, indirect, fixed, contingent, joint, several or joint and several.

          "Officer's Certificate" means a certificate signed in the name of a
           ---------------------
Company by its President, one of its Vice Presidents or its Treasurer.

          "Permitted Banks" shall have the meaning specified in Section
           ---------------
5.07(iv).

          "Person" means an individual, partnership, joint venture, corporation,
           ------
trust, Tribunal, unincorporated organization, and government, or any department, agency, or political subdivision thereof.

          "Plan" means an "employee pension benefit plan" (as defined in section
           ----
3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by a Company or by any trade or business, whether or not incorporated, which, together with a Company, is under common control, as described in section 414(b) or (c) of the Code.

          "Pro Rata" means, as to any Lender, in accordance with its percentage
           --------
of the aggregate amount of outstanding Advances; provided, however, that if no Advances are outstanding, such term means in accordance with such Lender's Specified Percentage.

          "Property" means all types of real, personal, tangible, intangible, or
           --------
mixed property, whether owned in fee simple or leased.

          "Prudential Debt" means the obligations of the Companies under (a)
           ---------------
that certain Note Agreement dated November 30, 1991, and (b) that certain Master Shelf Agreement dated September 3, 1993, both of which are among the Companies and The Prudential Insurance Company of America, together with the promissory notes, mortgages and security agreements executed in connection therewith, all as they may be amended from time to time.

          "Quarterly Date" means the first day of April, July, October and
           --------------
January.

          "Ratable" means, as to any Lender, in accordance with its Specified
           -------
Percentage.

          "Refinancing Advance" means an Advance that is used to pay the
           -------------------
principal amount of an existing Advance at the end of its Interest Period and which, after giving effect to such application, does not result in an increase in the aggregate amount of outstanding Advances.

          "Regulatory Change" means any change after the date hereof in federal,
           -----------------
state, or foreign Laws (including the introduction of any new Law) or the adoption or making after such date of any interpretations, directives, or requests of or under any federal, state, or foreign Laws (whether or not having the force of Law) by any Tribunal charged with the interpretation or administration thereof, applying to a class of financial institutions that includes any Lender, excluding, however, any such change which results in an adjustment of the LIBOR Reserve Percentage and the effect of which is reflected in a change in the LIBOR Rate as provided in the definition of such term.

          "Request for Maturity Date Extension" shall have the meaning specified
           -----------------------------------
in Section 2.12.

          "Rights" means rights, remedies, powers, and privileges.
           ------

          "Rolling Stock" means road tractors, city tractors and trailers and
           -------------
freight handling equipment used in the ordinary course of business.

          "Senior Debt" means the Notes, the Prudential Debt, and Funded Debt
           -----------
(which is not Subordinate Debt) of the Companies which is secured by a Lien permitted by the provisions of Section 5.06.

          "Solvent" means, with respect to any Person, that on such date (a) the
           -------
fair value of the Property of such Person is greater than the total amount of liabilities, including without limitation

Contingent Liabilities of such Person, (b) the present fair salable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's Property would constitute an unreasonably small capital.

          "Specified Percentage" means, as to any Lender, the percentage
           --------------------
indicated beside its name on the signature pages hereof, or specified in a notice by the Agent to the Company in connection with an assignment pursuant to
Section 8.04 hereof.

          "Subordinate Debt" means Funded Debt of the Companies which is
           ----------------
expressly and validly subordinated to the Notes under conditions and pursuant to terms and provisions approved by the Majority Lenders in writing and which is payable as to principal and interest only out of Net Earnings Available For Restricted Payments pursuant to Section 5.05.

          "Subsidiary" means any corporation or other entity organized under the
           ----------
Laws of any state of the United States of America, Canada or any province of Canada, which conducts the major portion of its business in and makes the major portion of its sales to Persons located in the United States of America or Canada, and at least 50% of the total combined voting power of all classes of Voting Stock of which shall, at the time as of which any determination is being made, be owned by a Company either directly or through Subsidiaries.

          "Taxes" means all taxes, assessments, imposts, fees, or other charges
           -----
at any time imposed by any Laws or Tribunal.

          "Total Capitalization" means, as of any date of determination, an
           --------------------
amount equal to the sum of (a) aggregate Debt of the Companies and their Subsidiaries on a consolidated basis plus (b) Net Worth.

          "Total Tangible Assets" means with respect to the Companies and their
           ---------------------
Subsidiaries on a consolidated basis as of any date of determination their assets less, without duplication, good will, trademarks, brand names, patents and other intangible assets and any write-up of the value of any assets after December 31, 1993; all as determined in accordance with GAAP, including the making of appropriate deductions for minority interest (if any) in Subsidiaries.

          "Tribunal" means any state, commonwealth, federal, foreign,
           --------
territorial, or other court or government body, subdivision, agency, department, commission, board, bureau, or instrumentality of a governmental body.

          "Unused Commitment" means the Commitment, minus all outstanding
           -----------------
Advances.

          "Voting Stock" means, with respect to any corporation, any shares of
           ------------
stock of such corporation whose holders are entitled under ordinary circumstances to vote for the election of directors of such corporation (irrespective of whether at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          "Wholly-Owned Subsidiary" means any corporation organized under the
           -----------------------
laws of any state of the United States of America, Canada, or any province of Canada, which conducts the major portion of its business in and makes the major portion of its sales to Persons located in the United States of America or Canada and all of the stock of every class of which (except directors' qualifying shares, if any) shall, at the time of determination, be owned by a Company either directly or through Wholly-Owned Subsidiaries.

          Section 1.02.  Accounting and Other Terms. All references in this
                         --------------------------
Agreement to GAAP shall be deemed to refer to generally accepted accounting principles in effect in the United States at the time of application thereof, subject to the next sentence. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the audited consolidated financial statements of the Companies and their Subsidiaries delivered pursuant to Section 6.14. References herein to one gender shall be deemed to include all other genders.


                                  ARTICLE II

                         AMOUNTS AND TERMS OF ADVANCES
                         -----------------------------

          Section 2.01.  Advances.
                         --------

          (c) Each Lender severally agrees, on the terms and conditions hereinafter set forth, to make Advances to the Companies until the Maturity Date in an aggregate outstanding amount not to exceed such Lender's Specified Percentage of the Commitment. The Companies may borrow, repay, and reborrow in accordance with this Agreement. Notwithstanding any provision of any Loan Papers to the contrary, in no event shall the aggregate outstanding Advances exceed the Commitment.

          (d) Each Advance shall be a Base Rate Advance or a LIBOR Advance, as specified in the related notice of borrowing or conversion. Base Rate Advances and LIBOR Advances may be outstanding at the same time, but no more than five Aggregate Advances bearing interest at the LIBOR Rate may be outstanding at any time. Each Aggregate Advance bearing interest at the Base Rate shall be in the amount of $500,000 or an integral multiple of $100,000 in excess thereof; provided, however, that an Aggregate Advance bearing interest at the Base Rate may be made in an amount equal to the Unused Commitment. Each Aggregate Advance bearing interest at the LIBOR

Rate shall be in an aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof.

          Section 2.02.  Making Advances.
                         ---------------

          (e) The Companies shall notify the Agent (if telephonic, to be confirmed by telecopy or in writing before the date of borrowing), not later than 1:00 p.m. (Dallas time) one Business Day before any proposed Base Rate Advance, specifying the amount and date of the Aggregate Advance. The Companies shall notify the Agent (if telephonic, to be confirmed by telecopy or in writing before the date of borrowing), not later than 1:00 p.m. (Dallas time) two Business Days before any proposed LIBOR Advance, specifying the amount, date, and Interest Period of the Aggregate Advance. All such telephonic notices shall be made to the NationsBank of Texas, N.A., attn: Gilda Digges, 901 Main Street, 13th Floor, Dallas, Texas 75202, (214) 508-2138 or such other person as the Agent may from time to time specify. The Agent shall promptly notify the Lenders of each such notice. Each Lender shall, before 1:00 p.m. (Dallas time) on the date of each Advance hereunder, make available to the Agent, at its office at 901 Main Street, 67th Floor, Dallas, Texas 75202, such Lender's Specified Percentage of the Aggregate Advance in immediately available funds. The Agent shall promptly make available to the Companies the funds so received.

          (f) Each date of borrowing must be a Business Day. If any notice to the Agent requesting a LIBOR Advance fails to specify an Interest Period, the Interest Period shall be one month. If any notice does not specifically request a LIBOR Advance, the Company shall be deemed to have requested a Base Rate Advance.

          (g) Unless a Lender shall have notified the Agent prior to the date of any Advance that it will not make available its Specified Percentage of the Aggregate Advance, the Agent may assume that such Lender has made the appropriate amount available in accordance with subsection (a) above, and the Agent may, in reliance upon such assumption, make available to the Companies a corresponding amount. If and to the extent any Lender shall not have made such amount available to the Agent, such Lender and Company severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, from the date such amount is made available to the Companies until the date such amount is repaid to the Agent, at (i) in the case of the Companies, the Base Rate, and (ii) in the case of such Lender, the Federal Funds Rate; provided, however, if any Lender wrongfully fails to make any LIBOR Advance available to the Agent, the Companies shall have a claim against such Lender for an amount equal to the difference (based upon such Lender's Specified Percentage of such LIBOR Advance) between the LIBOR Rate for such LIBOR Advance and the interest paid by the Companies pursuant to the immediately preceding clause.

          (h) The failure by any Lender to make available its Specified Percentage of an Aggregate Advance hereunder shall not relieve any other Lender of its obligation, if any, to make available its Specified Percentage of any Aggregate Advance. In no event, however, shall any Lender be responsible for the failure of any other Lender to make available any portion of an Aggregate Advance.

          Section 2.03.  Fees.  Subject to Section 8.09 hereof, the Companies,
                         ----
jointly and severally, agree to pay to the Agent, for the Ratable account of the Lenders, a commitment fee on the average daily amount of the Unused Commitment, from the date hereof through the Maturity Date, at the rate of 0.20% per annum, payable in arrears on each Quarterly Date and on the Maturity Date.

          Section 2.04.  Reduction of Commitment.
                         -----------------------

          (i) The Companies shall have the right from time to time, upon notice to the Agent not later than 1:00 p.m. (Dallas time), three Business Days in advance, to reduce the Commitment, in whole or in part; provided, however, that the Companies shall pay any accrued but unpaid commitment fee on the amount of such reduction, and any partial reduction shall be in an aggregate amount which is an integral multiple of $500,000.

          (j) To the extent outstanding Advances exceed the Commitment after any reduction thereof, the Companies shall repay, on the date of such reduction, any such excess amount and all accrued interest thereon, together with any amounts incurred in connection with such repayment under Section 2.08(c) hereof. Once reduced or terminated, the Commitment may not be increased or reinstated.

          (k)    At each time, if any, that Senior Debt is repaid pursuant to
Section 5.08 or 5.09 of this Agreement, the Commitment shall be reduced by an amount equal to the product of (i) the aggregate principal amount of the Senior Debt repaid at such time, multiplied by (ii) a fraction, the numerator of which is the Commitment then in effect at such time, and the denominator of which is equal to the sum of (A) the aggregate principal amount of the Senior Debt (other than the Obligation) outstanding immediately prior to such repayment plus (B) the Commitment then in effect at such time. Any reduction of the Commitment pursuant to this Section 2.04(c) shall not be subject to the requirements of
Section 2.04(a) hereof.

          Section 2.05.  Prepayment and Repayment of Advances.
                         ------------------------------------

          (l) The Companies may from time to time prepay Aggregate Advances, in whole or in part, without premium or penalty, upon notice to the Agent (if telephonic, to be confirmed by telecopy or in writing before the date of prepayment), not later than 1:00 p.m. (Dallas time) one Business Day before the date of prepayment, which notice shall specify the Aggregate Advance being prepaid, and the amount and date of prepayment.

          (m) The Companies shall repay the principal amount of each Advance on the last day of its Interest Period and on the Maturity Date. Unless the Companies shall otherwise notify the Agent (if telephonic, to be confirmed by telecopy or in writing before the applicable date), not later than 1:00 p.m. (Dallas time) one Business Day before any Advance is required to be repaid on the last day of its Interest Period pursuant to this subsection, a Refinancing Advance bearing interest at the Base

Rate shall be made (subject to Section 3.02 hereof) to the Companies on such date in an amount equal to the lesser of the maturing Advance or the Unused Commitment, and the proceeds of the Refinancing Advance shall be used to repay the maturing Advance. No Refinancing Advance shall be made as a LIBOR Advance, except upon compliance with all applicable requirements of Section 2.02(a) hereof.

          (n) Each prepayment and repayment hereunder shall be accompanied by all interest accrued on the principal amount being prepaid, together with any amounts incurred in connection with the prepayment under Section 2.08(c) hereof. Unless otherwise specified by the Companies, all prepayments will be applied first to outstanding Base Rate Advances. All telephonic notices under this Section shall be made to NationsBank of Texas, N.A., attn: Gilda Digges, 901 Main Street, 13th Floor, Dallas, Texas 75202, (214) 508-2138, or such other person as the Agent may from time to time specify.

          Section 2.06.  Interest on Advances. Subject to Section 8.09 hereof,
                         --------------------
Base Rate Advances shall bear interest at the lesser of (a) the Highest Lawful Rate and (b) the Base Rate as in effect from time to time. Subject to Section
8.09 hereof, each LIBOR Advance shall bear interest at the lesser of (a) the Highest Lawful Rate and (b) the LIBOR Rate applicable thereto. Accrued interest on each Advance shall be due and payable on the last day of its Interest Period. If the amount of interest payable for the account of any Lender on any interest payment date in respect of any Interest Period for any Base Rate Advance would exceed the Maximum Amount, the amount of interest payable on such interest payment date shall be automatically reduced to the Maximum Amount. If the amount of interest payable for the account of any Lender in respect of any interest computation period is reduced pursuant to the immediately preceding sentence and the amount of interest payable for its account in respect of any subsequent interest computation period would be less than the Maximum Amount, then the amount of interest payable for its account in respect of such subsequent interest computation period shall be automatically increased to such Maximum Amount; provided that at no time shall the aggregate amount by which interest paid for the account of any Lender has been increased pursuant to this sentence exceed the aggregate amount by which interest paid for its account has theretofore been reduced pursuant to the immediately preceding sentence. All past due principal and interest shall upon notice by the Administrative Lender to the Companies, bear interest at the lesser of (i) the Base Rate as in effect from time to time, plus 3% or (ii) the Highest Lawful Rate, due and payable on demand.

          Section 2.07.  Computations and Manner of Payments.
                         -----------------------------------

          (o) Except as otherwise provided in Section 2.05(b) hereof, the Companies shall make each payment hereunder and under the other Loan Papers not later than 1:00 p.m. (Dallas time) on the day when due in same day funds to the Agent, for the Ratable account of the Lenders unless otherwise specifically provided herein, at the Agent's office at 901 Main Street, 67th Floor, Dallas, Texas 75202. No later than the end of each day when each payment hereunder is made, the Companies shall notify NationsBank of Texas, N.A., attn: Gilda Digges, 901 Main Street, 13th Floor, Dallas, Texas 75202, (214) 508-2138, or such other person as the Agent may from time to time specify.

          (p) Unless the Agent shall have received notice from the Companies prior to the date on which any payment is due hereunder that the Companies will not make payment in full, the Agent may assume that such payment is so made on such date and may, in reliance upon such assumption, make distributions to the Lenders. If and to the extent the Companies shall not have made such payment in full, each Lender shall repay to the Agent forthwith on demand the applicable amount distributed, together with interest thereon at the Federal Funds Rate, from the date of distribution until the date of repayment. The Companies hereby authorize each Lender, if and to the extent payment is not made when due hereunder, to charge the amount so due against any account of the Companies with such Lender.

          (q) Subject to Section 8.09 hereof, all computations of interest and fees hereunder shall be made on the basis of a year of 360 days, for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fee is payable. All payments under the Loan Papers shall be made in United States dollars, and without setoff, counterclaim, or other defense.

          (r) Whenever any payment to be made hereunder or under any other Loan Papers shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, if applicable. Notwithstanding the foregoing, if any payment relating to a LIBOR Advance falls due on a day that is not a Business Day and no further Business Day occurs in that calendar month, then the due date thereof shall be the preceding Business Day.

          Section 2.08.  Yield Protection; Taxes.
                         -----------------------

          (s) Notwithstanding anything in this Agreement to the contrary, if any Lender shall have reasonably determined that (i) by reason of changes affecting the London Interbank Market, adequate and fair means do not exist for reasonably ascertaining the London Interbank Rate or the continuation of LIBOR Advances has been made impracticable by the occurrence of a contingency which materially and adversely effects the London Interbank Market, or (ii) any Regulatory Change shall make it unlawful for any Lender to make or maintain any LIBOR Advances or to match eurodollar liabilities thereto, such Lender shall forthwith give written notice thereof to the Companies. After said written notice and until such time as such Lender shall determine that said adverse conditions no longer exist, (A) no additional LIBOR Advances shall be made by such Lender, and all requests for LIBOR Advances shall be deemed to request a Base Rate Advance from such Lender, and (B) each outstanding LIBOR Advance made by such Lender shall be converted into a Base Rate Advance on the last day of its Interest Period.

          (t)    If, as a result of any Regulatory Change,

          (i) the basis of taxation of payments to any Lender of the principal of or interest on any LIBOR Advance or any other amounts payable hereunder in respect thereof (other than Taxes imposed on the overall net income of the Lender) is changed;

          (ii) any reserve, special deposit, or similar requirements relating to any extensions of credit or other assets of, or any deposits with or other liabilities of, any Lender are imposed, modified, or deemed applicable; or

          (iii) any other condition affecting this Agreement or LIBOR Advances is imposed on any Lender;

and the Lender reasonably determines that, by reason thereof, the cost to it of making or maintaining any LIBOR Advance is increased by an amount deemed by it to be material, or any amount receivable by such Lender in respect of any LIBOR Advance is reduced by an amount deemed by it to be material (any such increase in cost or reduction in amounts receivable being an "Increased Cost"), then the
                                                     --------------
Companies shall pay promptly upon written demand to such Lender such additional amounts as such Lender reasonably determines will compensate it for such Increased Cost; provided, however, that notwithstanding any provision herein to the contrary, the Companies shall have the right to convert outstanding LIBOR Advances made by such Lender into Base Rate Advances following such demand, so long as it pays such Lender all Increased Costs associated therewith and any other amounts accruing as a result of such conversion under subsection (c) hereof.

          (u) Without prejudice to any provisions of this Section, the Companies hereby agree to indemnify each Lender against any loss or expense which it may incur as a result of (i) any principal payment, prepayment, or conversion of a LIBOR Advance on a day other than the last day of its Interest Period, (ii) any failure by the Companies to borrow or convert on a date specified therefor pursuant to Section 2.02 or 2.05 hereof, or (iii) any failure by the Companies to comply with Section 2.05 hereof, including failure to prepay following notice under Section 2.05(a) hereof.

          (v) If any Lender reasonably determines that compliance with any Applicable Law (including without limitation existing and future Laws), or any guideline or request from any central bank or other Tribunal (whether or not having the force of Law), regarding capital adequacy has or would have the effect of reducing the rate of return on such Lender's capital or such Affiliate's capital or affects or would affect the amount of capital required or expected to be maintained by such Lender or any of its Affiliates, and that the amount of such capital is increased or the rate of return on such capital is decreased by or based upon the existence of any commitment or Advance (or similar commitments or loans), then, upon written demand by such Lender, the Company shall immediately pay to such Lender, from time to time as specified, additional amounts sufficient to compensate it or any of its Affiliates in the light of such circumstances, to the extent that such Lender or Affiliate reasonably determines such increase in capital or decrease in rate of return on capital to be allocable to the existence or maintenance of or any participation in any commitment or Advance. No failure by any Lender to immediately demand payment of any additional amounts payable hereunder shall constitute a waiver of such Lender's right to demand payment of such amounts at any subsequent time. Nothing herein contained shall be construed or so operate as to require the Companies to pay interest, fees, costs or charges greater than is permitted by Applicable Law.

          (w) Provided that notice shall have been given to the Companies of the reasons therefor and in reasonable detail, determinations by any Lender for purposes of this Section shall be conclusive, absent manifest error.

          (x) The obligations of the Company under this Section 2.08 shall survive the termination of this Agreement and/or the Commitment and repayment of the Obligation.

          Section 2.09.  Calculation of LIBOR Rate. The provisions of this
                         -------------------------
Agreement relating to calculation of the LIBOR Rate are included only for the purpose of determining the rate of interest or other amounts to be paid hereunder that are based upon such rate. It is acknowledged that each Lender shall be entitled to fund and maintain any LIBOR Advance as it sees fit. All determinations hereunder, however, shall be made as if each Lender had actually funded and maintained each LIBOR Advance through the purchase in the London Interbank Market of one or more eurodollar deposits in an amount equal to the principal amount of such Advance and having a maturity corresponding to its Interest Period.

          Section 2.10.  Quotation of Rates.  It is hereby acknowledged that the
                         ------------------
Companies may call the Agent on or before the date on which notice of an elective interest rate is to be given by the Companies in order to receive an indication of the LIBOR Rate then in effect, but that such indication shall not be binding upon the Agent and Lenders, nor affect the rate of interest which is thereafter actually in effect when the election is made.

          Section 2.11.  Booking Loans. Each Lender may make, carry, or transfer
                         -------------
Advances at, to, or for the account of any of its branch offices or the office of any Affiliate.

          Section 2.12.  Extension of the Commitment. The Companies may notify
                         ---------------------------
the Agent in writing by March 31 of each year ("Request for Maturity Date
                                                -------------------------
Extension", in the form of Exhibit B attached hereto) while this Agreement is in
- ---------                  ---------
effect (commencing March 31, 1995) of their desire to extend the Maturity Date for an additional 12 months beyond the then existing Maturity Date. If the Request for Maturity Date Extension notice is given by Borrowers, the Lenders, by May 31 of each such year while this Agreement is in effect, will notify the Companies of their decision to extend the Maturity Date for an additional 12 months by returning to the Companies the Request for Maturity Date Extension as completed by the Lenders. Extension of the Maturity Date shall be at the option and in the sole discretion of the Lenders. The extension of the Maturity Date shall become, and will be deemed exclusively evidenced by, the Lenders indicating their unanimous decision to extend the Maturity Date on the Request for Maturity Date Extension. If the Lenders or the Company fail to deliver the Request for Maturity Date Extension within the time prescribed above, the Commitment will be terminated as of the then present Maturity Date unless the parties hereto agree otherwise. The parties hereto agree that any extension of the Maturity Date pursuant to this
Section 2.12 shall not require any (i) amendment of or supplement to this Agreement or any other Loan Documents or (ii) execution and delivery of any renewal Notes.


                                  ARTICLE III

                             CONDITIONS PRECEDENT
                             --------------------

          Section 3.01  Conditions Precedent to Effectiveness.  The
                        -------------------------------------
effectiveness of this Agreement is subject to fulfillment of the following conditions precedent:

          (y) The making of the Commitment shall not contravene any Law applicable to the Agent or any Lender.

          (z) No Material Adverse Change, as determined by the Agent, shall have occurred and be continuing since December 31, 1993.

          (aa) Each Company shall have delivered to the Agent a Certificate, dated the effective date, executed by a duly authorized officer, certifying as an officer of such Company that (i) no Default or Event of Default has occurred and is continuing, (ii) the representations and warranties set forth in Article IV hereof with respect to such Company are true and correct, and (iii) it has complied with all agreements and conditions to be complied with by it under the Loan Papers by such date.

          (bb) Each Company shall have delivered to the Agent a Secretary's Certificate, dated the effective date, certifying (i) that copies of its certificate of incorporation and bylaws previously delivered to the Agent are true and complete, and in full force and effect, without amendment except as shown, (ii) that a copy of its resolutions authorizing execution and delivery of this Agreement and any Loan Papers attached thereto is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified, or revoked, and constitute all resolutions adopted with respect to this loan transaction, and (iii) to the incumbency, name, and signature of each officer authorized to sign this Agreement and any amendments to Loan Papers on its behalf. The Agent and Lenders may conclusively rely on the certificate delivered pursuant to this subsection until they receive notice in writing to the contrary.

          (cc) The Agent shall have received opinions of counsel to the Companies, dated the effective date, which counsel shall be acceptable to the Agent, (i) to the effect that the Companies have full power and authority to execute, deliver, and perform this Agreement, the Notes and the other Loan Papers delivered by it; (ii) to the effect that all such Loan Papers constitute the legal, valid, and binding obligations of the Company, enforceable in accordance with their respective terms (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, fraudulent conveyance, or similar Laws or principles of equity affecting the enforcement of creditors' rights generally); and (iii) as to such other matters, and otherwise in form and substance, satisfactory to the Agent.

          (dd) The Agent shall have received, in form and substance satisfactory to it, (i) certificates from the Secretary of State and other appropriate officials of the state of organization certifying that the Companies are corporations duly organized, validly existing, and in good standing in said state as of the respective dates thereof, and (ii) certificates of appropriate authorities of all jurisdictions where the Companies should be qualified to do business, to the effect that they are in good standing and duly qualified to transact business in such jurisdictions.

          (ee) The Agent shall have received copies of the executive summaries from the most recent environmental reports prepared on each of the terminals operated by either Company or any Subsidiary, together with such other information as the Agent may reasonably request concerning the Companies' compliance with Environmental Laws.

          (ff) The Agent shall have received a certified copy of an amendment to the Prudential Debt which shall (i) provide that the Obligation shall be "Senior Debt" thereunder and (ii) cause the covenants in the Prudential Debt to be similar to the covenants in this Agreement.

          (gg) The Agents shall have received a Note for each Lender, duly executed with all blanks appropriately filled.

          (hh) All proceedings of the Companies and their Subsidiaries taken in connection with the transactions contemplated hereby, and all documents incidental thereto, shall be satisfactory in form and substance to the Agent. The Agent shall have received copies of all documents or other evidence that it may reasonably request in connection with such transactions.

          Section 3.02.  Conditions Precedent to All Advances. The obligation of
                         ------------------------------------
each Lender to make each Advance (including the initial Advance) shall be subject to the further conditions precedent that on the date of such Advance (a) the following statements shall be true (and the delivery of each notice of borrowing under Section 2.02(a) hereof or the failure to deliver a notice under
Section 2.05(b) hereof shall constitute a representation that on the disbursement date they are true):

                 (i) The representations and warranties contained in Article IV hereof are true and correct on such date, as though made on and as of such date, and

                 (ii) No event has occurred and is continuing, or would result from such Advance (including the intended application of the proceeds of such Advance), that does or could constitute a Default or Event of Default;

and (b) the Agent shall have received, in form and substance acceptable to it, such other approvals, documents, certificates, opinions, and information as it may deem necessary or appropriate.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          The Company represents and warrants that the following are true and correct:

          Section 4.01.  Organization; Qualification; Corporate Authority. Each
                         ------------------------------------------------
Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Arkansas, and each Subsidiary is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated. Each Company has and each Subsidiary has the corporate power to own its respective property and to carry on its respective business as now being conducted. The execution, delivery and performance by each Company of this Agreement and the Notes are within such Company's corporate powers and have been duly authorized by all necessary corporate action. Set forth on Schedule I
                                                                     ----------
attached hereto is a complete and accurate listing of each Subsidiary of each Company, showing (a) the jurisdiction of its incorporation, (b) the classes of capital stock, and the number of shares authorized and outstanding, and (c) each owner of outstanding shares on the date of this Agreement.

          Section 4.02.  Financial Statements. The Companies have furnished each
                         --------------------
Lender with the following financial statements, identified by a principal financial officer of the Companies: (i) a consolidated balance sheet of AFC and its Subsidiaries as at December 31, 1993 and a consolidated statement of income and statement of cash flows of AFC and its Subsidiaries for such year, all reported on by Ernst & Young. Such financial statements (including any related schedules and/or notes) are true and correct in all material respects have been prepared in accordance with GAAP consistently followed throughout the periods involved and show all liabilities, direct and contingent, of AFC and its Subsidiaries required to be shown in accordance with such principles. The balance sheets fairly present the condition of AFC and its Subsidiaries as at the dates thereof, and the statements of income and statements of cash flows fairly present the results of the operations of AFC and its Subsidiaries for the periods indicated. There has been no Material Adverse Change since December 31, 1993. Each Company and each of their respective Subsidiaries is Solvent.

          Section 4.03.  Actions Pending. There is no Litigation pending or, to
                         ---------------
the knowledge of the Companies, threatened against the Companies or any of their Subsidiaries, or any properties or rights of the Companies or any of their Subsidiaries, by or before any Tribunal which might result in any Material Adverse Change. There is no Litigation or proceeding pending or threatened against the Companies or any of their Subsidiaries which purports to affect the validity or enforceability of this Agreement or any Note.

          Section 4.04.  Outstanding Debt. Neither Company nor any of their
                         ----------------
Subsidiaries has outstanding any Debt except as permitted pursuant to Section
5.01. There exists no default under the
provisions of any instrument evidencing such Debt or of any agreement relating thereto. The obligations of the Companies under the Loan Papers constitute "senior" debt within the meaning of the subordination provisions of each issue of Subordinate Debt, if any.

          Section 4.05.  Environmental Compliance. The Companies and their
                         ------------------------
Subsidiaries and all of their respective properties and facilities have complied at all time and in all respects with all Environmental Laws except, in any such case, where failure to comply would not have a Material Adverse Effect.

          Section 4.06.  Taxes. Each Company has and each of their Subsidiaries
                         -----
has filed all federal, state and other Tax returns which, to the best knowledge of the officers of the Companies, are required to be filed, and each has paid all Taxes as shown on such returns and on all assessments received by it to the extent that such taxes have become due, except such taxes as are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.

          Section 4.07.  Conflicting Agreements and Other Matters. Neither
                         ----------------------------------------
Company nor any of their Subsidiaries is a party to any contract or agreement or subject to any charter or other corporate restriction which materially and adversely affects its business, property or assets, or financial condition. Neither the execution nor delivery of this Agreement or the Notes, nor fulfillment of nor compliance with the terms and provisions hereof and of the Notes will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Companies or any of their Subsidiaries pursuant to, the charter or by-laws of the Companies or any of their Subsidiaries, any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, or Law to which the Companies or any of their Subsidiaries is subject. Neither Company nor any of their Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing indebtedness of such Company or such Subsidiary, any agreement relating thereto or any other contract or agreement (including its charter) which limits the amount of, or otherwise imposes restrictions on the incurring of, Debt of the Companies of the type to be evidenced by the Notes except as set forth in the agreement relating to the Prudential Debt, a copy of which have previously been delivered to each Lender.

          Section 4.08.  Compliance With Laws Regulating the Incurrence of Debt.
                         ------------------------------------------------------
No proceeds of any Advance will be used directly or indirectly to acquire any security in any transaction which is subject to Sections 13 and 14 of the Exchange Act. The Companies and their Subsidiaries are not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Following the Companies' intended use of the proceeds of each Advance, not more than 25% of the value of the assets of the Companies, both individually and on a consolidated basis with their Subsidiaries, will be

"margin stock" within the meaning of Regulation U. The Companies and their Subsidiaries are not subject to regulation under any Law that would limit the incurrence of Debt or restrict their ability to enter into this Agreement or perform their obligations under this Agreement or the Notes.

          Section 4.09.  ERISA.  No accumulated funding deficiency (as defined
                         -----
in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Plan (other than a Multiemployer Plan). No liability to the Pension Benefit Guaranty Corporation has been or is expected by the Companies to be incurred with respect to any Plan by the Companies or any of their Subsidiaries which would have a Material Adverse Effect. Neither Company nor any of their Subsidiaries has incurred or presently expects to incur any withdrawal liability under Title IV of ERISA with respect to any Multiemployer Plan which would have a Material Adverse Effect. No Plan providing welfare benefits to retired former employees of the Companies or any of their Subsidiaries has been established or is maintained for which the present value of future benefits payable, in excess of irrevocably designated funds for such purpose, would have a Material Adverse Effect.

          Section 4.10.  Governmental Consent.  Neither the nature of the
                         --------------------
Companies or of any Subsidiary, nor any of their respective businesses or properties, nor any relationship between the Companies or any Subsidiary and any other Person, nor any circumstance in connection with this Agreement or the other Loan Papers is such as to require any authorization, consent, approval, exemption or other action by or notice to or filing with any Tribunal (other than routine filings after the date of this Agreement with the Securities and Exchange Commission and in connection with the execution and delivery of this Agreement or fulfillment of or compliance with the terms and provisions hereof or of the Notes.

          Section 4.11.  Enforceability.  This Agreement is, and the Notes when
                         --------------
delivered hereunder will be, legal, valid and binding obligations of each Company enforceable against each Company in accordance with their terms.

          Section 4.12. Licenses and Title to Properties. Each Company possesses and each of their Subsidiaries possesses all Licenses and are not in violation thereof in any material respect. Each Company has and each of their Subsidiaries has good and indefeasible title to its respective real Properties (other than Properties which it leases) and good title to all of its other respective Properties and assets, including the Properties and assets reflected in the balance sheet as at December 31, 1993 referred to in Section 4.02 (other than Properties and assets disposed of in the ordinary course of business), subject to no Lien of any kind except Liens permitted by Section 5.06. All leases necessary in any material respect for the conduct of the respective businesses of the Companies and their Subsidiaries are valid and subsisting and are in full force and effect.

          Section 4.13.  No Improper Payment or Influence. Neither Company nor
                         --------------------------------
any Subsidiary has directly or indirectly paid or delivered any fee, commission or other money or property, or engaged in any lobbying, influencing or other behavior, however characterized, to any agent, government official, regulatory body, governmental agency or other Person, in the United States or any other country, related to the business or operations of the Companies or any of their Subsidiaries, and neither Company or any Subsidiary knows or has reason to believe to have been illegal under any Federal, state, or local law of the United States or any other country having jurisdiction, or to have been for the purpose of, and to have had the effect of, inducing or encouraging the breach by the recipient thereof of any legal duties, whether as an employee or otherwise to another Person.

          Section 4.14.  Labor and Employee Relations Matters.  Except as set
                         ------------------------------------
     forth on Schedule II:
              -----------

          (i) neither Company nor any Subsidiary is or expects to be the subject of any union organizing activity or labor dispute, nor has there been any strike of any kind called, or, to the knowledge of the Companies, threatened to be called against it or any Subsidiary; and neither Company nor any Subsidiary has violated any applicable federal or state law or regulation relating to labor or labor practices;

          (ii) no present or former employees of the Companies or any Subsidiary have advanced claims in writing against the Companies or any Subsidiary (whether under any foreign, federal, state or common law, through a government agency, under an employment agreement, collective bargaining agreement, personal service or independent contractor agreement or otherwise) that are currently pending for (A) overtime pay, other than overtime pay for the current period; (B) wages, salaries or profit sharing (excluding wages, salaries or profit sharing for the current payroll period); (C) vacations, time off (including without limitation, potential sick leave) or pay in lieu of vacation or time off, other than vacation or time off (or pay in lieu thereof) earned in respect of either Company's current fiscal year; (D) any violation of any statute, ordinance or regulation relating to minimum wages or maximum hours of work; (E) discrimination against employees on any basis; (F) unlawful employment or termination practices; (G) unfair labor practices or alleged violations of collective bargaining agreements; (H) any violation of occupational safety and/or health standards; (I) benefits under any employee plans or compensation arrangement; and (J) breach of any employment, personal service or independent contractor agreement that, in the aggregate, exceed $500,000;

          (iii) there is not pending against either Company or any subsidiary or, to the knowledge of the Companies threatened, any labor dispute, strike or work stoppage that materially affects or materially interferes with, or may materially affect or materially interfere with, such Company's or such Subsidiary's operations after the date hereof;

          (iv) there is not pending or, to the knowledge of the Companies threatened, any charge or complaint against the Companies or any Subsidiary by or before the National Labor Relations Board, any representative thereof, or any comparable foreign or state agency or authority; and

          (v) there are no collective bargaining agreements to which the Companies or any Subsidiary is a party.

          Section 4.15.  Disclosure.  Neither this Agreement nor any other
                         ----------
documents, certificate or statement furnished to you by or on behalf of the Companies in connection herewith contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein not misleading. There is no fact peculiar to the Companies or any of their Subsidiaries which materially adversely affects or in the future may (so far as the Companies can now reasonably foresee) materially adversely affect the business, property or assets, or financial condition of the Companies or any of their Subsidiaries and which has not been set forth in this Agreement or in the other documents, memoranda, certificates and statements furnished to you by or on behalf of the Companies prior to the date hereof in connection with the transactions contemplated hereby.

          Section 4.16.  Common Enterprise.  The Companies are engaged in the
                         -----------------
transportation, common and contract motor carrier, trucking and truck terminal business, as well as in certain other businesses. These operations require financing on an integrated basis such that the credit supplied can be made available from time to time to either Company as required for the continued successful operation of the Companies, and the integrated operation as a whole. The Companies have requested the Lenders to make credit available to the Companies hereunder primarily for the purposes of financing the integrated operations of the Companies. Each Company expects to derive benefit (and the Board of Directors of each Company has determined that such Company may reasonably be expected to derive benefit) directly or indirectly, from the credit extended by the Lenders hereunder, both in its separate capacity and as a member of the integrated group, since the successful operation and condition of each Company is dependent on the continued successful performance of the functions of the integrated group as a whole.


                                   ARTICLE V

                                   COVENANTS
                                   ---------

          So long as the Commitment or any Advance is outstanding, or the Companies owe any other amount hereunder:

          Section 5.01.  Company Debt.  The Companies will not permit at any
                         ------------
time the ratio of the aggregate amount of Debt of the Companies and their Subsidiaries on a consolidated basis to Total Capitalization to be greater than
(a) 0.65 to 1.00, during the period from the date of this Agreement to and including December 31, 1997, and (b) 0.60 to 1.00, thereafter.

          Section 5.02. Subsidiary Debt. The Companies will not permit any
                        ---------------
Subsidiary to directly or indirectly create, incur, assume, guarantee or otherwise become or remain directly or indirectly liable with respect to any Debt other than (a) the existing Debt of their Subsidiaries outstanding on the date hereof and set forth on Schedule III, which debt may be
                                                ------------
extended or renewed beyond its existing maturity provided that there is no increase in the outstanding principal amount of such Debt and (b) Debt of Subsidiaries which, together with the aggregate principal amount of Debt secured by Liens permitted by clauses (iii), (iv), (v) and (v) of Section 5.06 (Debt of Subsidiaries and such Debt secured by such Liens, collectively, "Priority
                                                                 --------
Debt"), does not exceed an amount equal to 10% of Net Worth; provided, further,
- ----                                                         --------  -------
that the aggregate outstanding principal amount of the Arkansas Development Finance Authority Economic Development Revenue Bonds (Arkansas Freightways Corporation Project) Series 1989 issued in the original, aggregate principal amount of $8,670,000 shall not be deemed to be Priority Debt.

          Section 5.03. Fixed Charge Ratio. The Companies will not permit at any time the ratio of Income Available for Fixed Charges (based on the four fiscal quarters immediately prior to the date of determination) to Fixed Charges (based on the four fiscal quarters immediately prior to the date of determination) to be less than 2.00 to 1.00.

          Section 5.04.  Current Ratio.  The Companies will not permit at any
                         -------------
time the ratio of Current Assets to Current Liabilities to be less than 1.00 to 1.00.

          Section 5.05.  Dividend Limitation.  The Companies covenant that they
                         -------------------
will not (a) pay or declare any dividend on any class of their stock; (b) make any other distribution on account of any class of their stock, or redeem, purchase or otherwise acquire, directly or indirectly, any shares of their stock; (c) make or permit to remain outstanding any loan or advance to, or guarantee, endorse or otherwise be or become contingently liable, directly or indirectly, for any obligation of any Affiliate or stockholder (excluding AFC as a stockholder of AFI); or (d) make any unscheduled payments of principal of, or retire, redeem, defease, purchase or otherwise acquire, any Subordinated Debt (all of the foregoing being herein called "Restricted Payments") unless (i) the
                                           -------------------
sum of such Restricted Payment and all other Restricted Payments made in the current fiscal year does not exceed Net Earnings Available For Restricted Payments for such year, and (ii) no Default or Event of Default has occurred and is continuing or would exist after giving effect to such Restricted Payment. There shall not be included in Restricted Payments (w) any payments under clause
(d) above which are made solely out of the net proceeds of a concurrent sale of capital stock of AFC or which are paid solely in shares of capital stock of AFC;
(x) dividends paid, or distributions made, in capital stock of AFC; (y) exchange of capital stock of one or more classes of AFC for capital stock of AFC or for capital stock of AFC of the same class, except to the extent that cash or other value is involved in such exchange; or (z) the payment of dividends or distributions by AFI to AFC. The term "capital stock" as used in this Section
5.05 shall include warrants, options or rights to purchase or subscribe for capital stock.

          Section 5.06.  Liens.  The Companies will not, and will not permit any
                         -----
Subsidiary to, create, assume or suffer to exist any Lien upon any of its properties or assets, whether now owned or hereafter acquired (whether or not provision is made for the equal and ratable securing of the Notes in accordance with the provisions of Section 5.15), except
                                      ------

                 (i) (a) Liens for Taxes not yet due or which are being actively contested in good faith by appropriate proceedings, (b) Liens (other than any Lien imposed by ERISA or Environmental Laws) incurred or deposits or reserves made in the ordinary course of business in connection with workers' compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, reclamation bonds, bids, leases, government contracts or progress payments, performance and return-of-money bonds and other similar obligations (exclusive of obligations made or incurred in connection with the borrowing of money, the obtaining of advances or credit or the payment of the deferred purchase price of property); (c) easements, rights-of-way, restrictions, adverse claims, charges or encumbrances, provided that such easements, rights-of-way, restrictions, adverse claims, charges and encumbrances do not (or, if exercised or availed of, will not), individually or in the aggregate, materially impair the usefulness of the affected property for the purposes for which it is held by the Companies or their Subsidiaries; or (d) the rights of collecting banks having a right of setoff, revocation, refund or chargeback with respect to money or instruments of the Companies or their Subsidiaries on deposit with or in the possession of such banks,

                 (ii) other statutory Liens incidental to the conduct of its business or the ownership of its property and assets which are not incurred in connection with the borrowing of money or the obtaining of advances or credit or guaranteeing the obligations of a Person (including landlord liens), and which do not in the aggregate materially detract from the value of its property or assets or materially impair the use thereof in the operation of its business,

                 (iii) Liens on property of the Companies and their Subsidiaries described in Schedule IV) attached hereto and extensions and renewals thereof provided that (a) there is no increase in the outstanding principal amount of the debt secured thereby and (b) no additional property of any Company or Subsidiary is encumbered in connection with such extension or renewal.

                 (iv) Liens existing on any real property of any corporation at the time it becomes a Subsidiary, or existing prior to the time of acquisition upon any property acquired by the Companies or any Subsidiary through purchase, merger or consolidation or otherwise, whether or not assumed by the Companies or such Subsidiary, or placed on any property at the time of acquisition by the Companies or any Subsidiary to secure all or a portion of (or to secure Debt incurred to pay all or a portion of) the purchase price thereof, provided that (a) all of such property is not or
                             --------
     shall not thereby become encumbered by Debt having an outstanding principal amount in excess of the lesser of the cost thereof or fair value thereof (as of the date of such purchase) and (b) any such Lien shall not encumber any other property of the Companies or such Subsidiary,

                 (v) any Lien renewing, extending or refunding any Lien permitted by clause (iv) above, provided that the principal amount secured
                                     --------
     is not increased, and the Lien is not extended to other property, and

                 (vi)   other Liens on the property of the Companies;

     provided that Priority Debt shall not exceed an amount equal to 10% of Net
     --------
     Worth; provided, further, that the aggregate outstanding principal amount
            --------  -------
     of the Arkansas Development Finance Authority Economic Development Revenue Bonds (Arkansas Freightways Corporation Project) Series 1989 issued in the original, aggregate principal amount of $8,670,000 shall not be deemed to be Priority Debt.

          Section 5.07.  Loans, Advances, Investments and Contingent
                         -------------------------------------------
Liabilities. The Companies will not, and will not permit any Subsidiary to, make
- -----------
or permit to remain outstanding any loan or advance to, or extend credit (other than credit extended in the normal course of business to any Person who is not an Affiliate of the Companies) to, or guarantee, endorse or otherwise be or become contingently liable, directly or indirectly, in connection with the obligations, stock or dividends of, or own, purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any Person, except that the Companies or any Subsidiary may
                             ------
          (i) make or permit to remain outstanding loans or advances to one another,

          (ii) own, purchase or acquire stock, obligation or securities of a Wholly-Owned Subsidiary or of a corporation or other entity which immediately after such purchase or acquisition will be a Wholly-Owned Subsidiary,

          (iii) acquire and own stock, obligations or securities received in settlement of debts (created in the ordinary course of business) owing to the Companies or any Subsidiary,

          (iv) own, purchase or acquire (a) certificates of deposit of commercial banks organized under the laws of the United States (having capital and surplus in excess of $100,000,000 and a rating of "B" or better by Thomson Bank Watch; "Permitted Banks"), (b) commercial paper issued by
                             ---------------
     any Person rated A-1 by Standard and Poor's Corporation or P-1 by Moody's Investors Services, Inc. (in each case under (a) and (b), due within one year from the date of purchase and payable in the United States in United States dollars), (c) obligations of the United States Government or any agency thereof, and obligations guaranteed by the United States Government and (d) repurchase agreements of Permitted Banks for terms of less than one year in respect of the foregoing certificates and obligations,

          (v) endorse negotiable instruments for collection in the ordinary course of business, and

          (vi) make or permit to remain outstanding loans and other like advances to stockholders, officers and employees in the ordinary course of business in an aggregate amount up to $750,000;

provided that notwithstanding anything above to the contrary, loans or advances
- --------
to, or investments in, Garrison Corporation by the Companies shall be limited to
(i) loans, advances and investments in existence on the date of this Agreement and (ii) loans, advances and investments made after the date of this Agreement not to exceed $2,000,000 in aggregate principal amount.

          Section 5.08.  Sale of Stock and Debt of Subsidiaries.  The Companies
                         --------------------------------------
will not, and will not permit any Subsidiary to, sell or otherwise dispose of, or part with control of, or permit any Subsidiary to issue, sell or otherwise transfer to any Person, any shares of stock or Debt of any Subsidiary, except to a Company or another Wholly-Owned Subsidiary, and except that all shares of stock and Debt of any Subsidiary at the time owned by or owed to the Companies and all Subsidiaries may be sold as an entirety for a cash consideration which represents the fair value (as determined in good faith by the Boards of Directors of the Company(ies)) at the time of sale of the shares of stock and Debt so sold, provided that (a) the assets of such Subsidiary together with the
              --------
assets of any other Subsidiary the stock of which was sold in the preceding 12-month period do not represent more than 10% of the Total Tangible Assets of the Companies and their Subsidiaries on a book value basis as reflected on the most recent annual or quarterly consolidated balance sheet or (b) if the sale does not satisfy the requirements of clause (a), the proceeds of such sale are either
(i) reinvested within 12 months of the date of such sale in either (A) Rolling Stock of the Companies or (B) assets similar to those of the Subsidiary sold (or stock of a Subsidiary holding such similar assets) and, prior to reinvestment, such proceeds shall be invested in instruments that satisfy the requirements of
Section 5.07(iv), or (ii) used at the time of such sale to repay Senior Debt of the Companies pro rata based on the amount of Senior Debt that is owed to each payee thereof at such time bears to the aggregate amount of Senior Debt outstanding at such time , and, in either case, at the time of such sale, such Subsidiary shall not own, directly or indirectly, any shares of stock or Debt of any other Subsidiary (unless all of the shares of stock and Debt of such other Subsidiary owned, directly or indirectly, by the Companies and all Subsidiaries are simultaneously being sold as permitted by this Section 5.08).

          Section 5.09.  Merger and Sales of Assets.  The Companies will not,
                         --------------------------
and will not permit any Subsidiary to, merge or consolidate with or into any other Person or convey, lease, transfer or otherwise dispose of all or a substantial part (i.e. assets which constitute more than 10% of the Total Tangible Assets of the Companies and their Subsidiaries) of its assets to any Person, or acquire all or substantially all of the assets of any Person except
                                                                        ------
that
                 (i) any Subsidiary may merge with a Company (provided that a Company shall be the continuing or surviving corporation) or with any one or more other Wholly-Owned Subsidiaries (provided that a Wholly-Owned Subsidiary shall be the continuing or surviving corporation);

                 (ii) any Subsidiary may sell, lease, transfer or otherwise dispose of any of its assets to a Company or a Wholly-Owned Subsidiary;

                 (iii) AFC may merge with any other corporation, provided that AFC shall be the continuing or surviving corporation;

                 (iv) the Companies and any Subsidiary may sell or otherwise dispose of inventory in the ordinary course of business; and

                 (v) the Companies and any Subsidiary may sell a substantial part of their assets (as herein defined) if the proceeds of such sale are either (i) reinvested within 12 months of the date of such sale in either
     (A) Rolling Stock of the Companies or (B) assets similar to those assets sold and, prior to reinvestment, such proceeds shall be reinvested in instruments that satisfy the requirements of Section 5.07(iv), or (ii) used at the time of such sale to repay Senior Debt of the Companies pro rata based on the amount of Senior Debt that is owed to each payee thereof at such time bears to the aggregate amount of Senior Debt outstanding at such time .

          Section 5.10.  Capital Expenditures.  The Companies will not, and will
                         --------------------
not permit any Subsidiary to, make or commit to make any capital expenditure (as determined in accordance with GAAP) unless, immediately after the making of any such expenditure, the Companies will be in compliance with Sections 5.01 through 5.04.

          Section 5.11.  Business.  The Companies and each of their Subsidiaries
                         --------
will not conduct any business except businesses presently conducted and other businesses related thereto.

          Section 5.12.  Transaction with Affiliates.  The Companies will not,
                         ---------------------------
and will not permit any Subsidiary to, enter into or be a party to a transaction with any Affiliate, except on terms no less favorable than could be obtained on an arm's-length basis with a Person that is not an Affiliate.

          Section 5.13.  Financial Statements.  The Companies will deliver to
                         --------------------
each Lender:

                 (i) as soon as practicable and in any event no later than 45 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, comparative consolidated statements of income and statements of cash flows of AFC and its Subsidiaries for the period from the beginning of the current fiscal year to the end of such quarterly period, and comparative consolidated balance sheets of AFC and its Subsidiaries as at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and satisfactory in form to the Majority Lenders and certified by an authorized financial officer of each Company, subject to changes resulting from year-end adjustments; provided,
                                                                  --------
          however, that delivery pursuant to clause (iii) below of copies of the
          -------
          Quarterly Report on Form 10-Q of AFC for such quarterly period as filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (i);

                 (ii) as soon as practicable and in any event no later than 90 days after the end of each fiscal year, consolidated statements of income and statements of cash flows of AFC and its Subsidiaries for such year, and consolidated balance sheets of AFC and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding consolidated figures from the preceding annual audit, all in reasonable detail and satisfactory in form to the Majority Lenders (it being understood that no special audit procedures or form of report, other than those required by generally accepted auditing standards, shall be required) and reported on by independent public accountants of recognized national standing selected by AFC whose report shall be without limitation as to the scope of the audit and satisfactory in substance to the Majority Lenders; provided,
                                                                 --------
          however, that delivery pursuant to clause (iii) below of copies of the
          -------
          Annual Report on Form 10-K of AFC for such fiscal year filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this clause (ii);

                 (iii) promptly upon transmission thereof, copies of all such financial statements, proxy statements, notices and reports as they shall send to their public stockholders and copies of all registration statements (without exhibits) and all reports which they file with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission);

                 (iv) promptly upon receipt thereof, a copy of any report or notice received by a Company or any Subsidiary from independent accountants that describes any event or condition which could reasonably be expected to cast doubt on the scope of any audit or materially impair the ability of such accountants to deliver an unqualified opinion or report with respect to any audit;

                 (v) as soon as practicable and in any event within five days after any officer of any Company obtaining knowledge (a) of any Default or Event of Default hereunder; (b) of any condition or event which, in the opinion of management of such Company, would have a material adverse effect on the business, condition (financial or other), assets, properties, operations or prospects of the Companies and their Subsidiaries; (c) that any Person has given any notice to the Companies or any of their Subsidiaries or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 6.01(c); (d) of the institution of any Litigation involving claims against the Companies or any of their Subsidiaries equal to or greater than $1,500,000 with respect to any single cause of action or of any adverse determination in any court proceeding in any Litigation involving a potential liability to the Companies or any of their Subsidiaries equal to or greater than $1,500,000 with respect to any single cause of action, which determination makes the likelihood of a final adverse determination in such litigation against such Company or such Subsidiary substantially more probable; or (e) of any regulatory proceeding which could reasonably be expected to have a material adverse effect on the Companies or any of their Subsidiaries; an Officer's Certificate of such Company specifying the nature and period of existence of any such Default or Event of Default, condition or event, or specifying the notice given or action taken by such Person and the nature of any such claimed default, event or condition, or specifying the details of such proceeding, litigation or dispute and what action the Companies or any of their Subsidiaries has taken, is taking or proposes to take with respect thereto; and

                 (vi) with reasonable promptness, such other information respecting the condition or operations, financial or otherwise, of the Companies or any of their Subsidiaries as any Lender may reasonably request.

          Together with each delivery of financial statements required by clauses (i) and (ii) above, each Company will deliver to each Lender an Officer's Certificate (in substantially the form of Exhibit C attached hereto
                                                    ---------
demonstrating (with computations in reasonable detail) compliance by the Companies and their Subsidiaries with the provisions of Sections 5.01 through
5.07 and stating that there exists no Event of Default or Default, or, if any Event of Default or Default exists, specifying the nature and period of existence thereof and what action the Companies propose to take with respect thereto. Together with each delivery of financial statements required by clause
(ii) above, the Companies will deliver to each Lender a certificate of such accountants stating that, in making the audit necessary for their report on such financial statements, they have obtained no knowledge of any Event of Default or Default, or, if they have obtained knowledge of any Event of Default or Default, specifying the nature and period of existence thereof. Such accountants, however, shall not be liable to anyone by reason of their failure to obtain knowledge of any Event of Default or Default which would not be disclosed in the course of an audit conducted in accordance with generally accepted auditing standards. The Companies also covenant that forthwith upon the chief executive officer, chief operating officer, principal financial officer or principal accounting officer of either Company obtaining knowledge of an Event of Default or Default, it will deliver to each Lender an Officer's Certificate specifying the nature and period of existence thereof and what action such Company proposes to take with respect thereto.

          Section 5.14.  Inspection of Property.  The Companies covenant that
                         ----------------------
they will permit any Person designated by any Lender in writing, at such Lender's expense (provided that if a Default or Event of Default shall occur and be continuing, at the Companies' expense), to visit and inspect any of the properties of the Companies and their Subsidiaries, to examine the corporate books and financial records of the Companies and their Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such corporations with the principal officers of the Companies and their independent public accountants, all at such reasonable times and as often as such Lender may reasonably request .

          Section 5.15.  Covenant to Secure Notes Equally.  The Companies
                         --------------------------------
covenant that, if either of them or any Subsidiary shall create or assume any Lien upon any of its property or assets, whether now owned or hereafter acquired, other than Liens permitted by the provisions of Section 5.06 (unless prior written consent to the creation or assumption thereof shall have been obtained pursuant to

Section 8.01), it will make or cause to be made effective provision whereby the Notes will be secured by such Lien equally and ratably with any and all other Debt thereby secured so long as any such other Debt shall be so secured.

          Section 5.16.  Compliance with Laws, Etc.  The Companies will comply,
                         --------------------------
and cause each of their Subsidiaries to comply, in all material respects with all applicable laws, rules, regulations and orders the noncompliance with which could result in a material adverse effect on the Companies or any of their Subsidiaries, such compliance to include, without limitation, complying with all applicable Environmental Laws and paying before the same become delinquent all Taxes imposed upon it or upon its property, except to the extent such taxes, charges or assessments contested in good faith.

          Section 5.17.  Insurance.  The Companies will and will cause each
                         ---------
Subsidiary, at all times, to maintain (a) insurance of such types and in such amounts as is consistent with prudent practices and standards for companies of the same size as and engaged in businesses similar to that of the Companies and
(b) key man life insurance with respect to F. S. Garrison in an amount not less than $5,000,000. All such insurance will be maintained with financially sound and reputable insurance companies; provided, however, that nothing herein shall prohibit any of the Companies or their Subsidiaries from establishing or maintaining self-insurance if, in the opinion of the Board of Directors of the Companies, to do so would be consistent with prudent practices and in the best interest of the Companies or their Subsidiaries.

          Section 5.18.  Use of Proceeds.  The Companies shall use the proceeds
                         ---------------
of Advances hereunder solely to refinance the debt outstanding under the Original Credit Agreement (provided that LIBOR Advances outstanding under the Original Credit Agreement shall be deemed to be outstanding under this Agreement, with adjustments being made with respect to the LIBOR Rate for such Advances as of the date of this Agreement), finance working capital needs and for other general corporate purposes.

          Section 5.19.  Subsidiary Guaranty.  The Companies covenant that, if
                         -------------------
either of them shall form or acquire a Subsidiary, it will promptly deliver to the Agent a guaranty by such Subsidiary of the Obligation in form and substance satisfactory to the Agent, together with an opinion of counsel in form and substance satisfactory to the Agent and such other documents and certificates as the Agent shall request.


                                  ARTICLE VI

                               EVENTS OF DEFAULT
                               -----------------

          Section 6.01.  Events of Default.  Any one or more of the following
                         -----------------
shall be an "Event of Default" hereunder, if the same shall occur for any reason whatsoever, whether voluntary or involuntary, by operation of Law, or otherwise:

          (ii) the Companies default in the payment of any principal payable under any Loan Papers when due; or

          (jj) the Companies default in the payment of any interest, fees or other amounts payable under any Loan Papers when due and such default shall continue for the earlier (i) 5 days after the date due or (ii) 2 Business Days after notice (which may be oral) by the Agent to the Companies; or

          (kk) a Company or any Subsidiary defaults (whether as primary obligor or as guarantor or other surety) in any payment of principal of or interest on any other obligation for money borrowed (or any Capitalized Lease Obligation, any obligation under a conditional sale or other title retention agreement, any obligation issued or assumed as full or partial payment for property whether or not secured by a purchase money mortgage or any obligation under notes payable or drafts accepted representing extensions of credit) beyond any period of grace provided with respect thereto, or a Company or any Subsidiary fails to perform or observe any other agreement, term or condition contained in any agreement under which any such obligation is created (or if any other event thereunder or under any such agreement shall occur and be continuing) and the effect of such failure or other event is to cause, or to permit the holder or holders of such obligation (or a trustee on behalf of such holder or holders) to cause, such obligation to become due (or to be repurchased by a Company or any Subsidiary) prior to any stated maturity, provided that the
                                                              --------
aggregate principal amount of all obligations as to which such a payment default shall occur and be continuing or such a failure or other event causing or permitting acceleration (or causing or permitting rescission to a Company or any Subsidiary) shall occur and be continuing exceeds $500,000; or

          (ll) any representation or warranty made by the Companies herein or by the Companies or any of their officers in any writing furnished in connection with or pursuant to this Agreement shall be false in any material respect on the date as of which made; or

          (mm) the Companies fail to perform or observe any term, covenant or agreement contained in Sections 5.01 through 5.12; or

          (nn) the Companies fail to perform or observe any other agreement, covenant, term or condition contained herein and such failure shall not be remedied within 30 days after the earlier of (i) the date on which any officer of a Company obtains actual knowledge thereof or (ii) written notice by the Agent to the Companies; or

          (oo) either Company or any Subsidiary makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

          (pp) any decree or order for relief in respect of either Company or any Subsidiary is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (the "Bankruptcy Law"), of any jurisdiction; or
      --------------

          (qq) either Company or any Subsidiary petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of a Company or any Subsidiary, or of any substantial part of the assets of a Company or any Subsidiary, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings (other than proceedings for the voluntary liquidation and dissolution of a Subsidiary) relating to a Company or any Subsidiary under the Bankruptcy Law of any other jurisdiction; or

          (rr) any such petition or application is filed, or any such proceedings are commenced, against either Company or any Subsidiary and such Company or such Subsidiary by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days; or

          (ss) any final order, judgment or decree is entered in any proceedings against either Company decreeing the dissolution of such Company and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

          (tt) any final order, judgment or decree is entered in any proceedings against either Company or any Subsidiary decreeing a split-up of such Company or such Subsidiary which requires the divestiture of assets representing a substantial part, or the divestiture of the stock of a Subsidiary whose assets represent a substantial part, of the consolidated assets of the Companies and their Subsidiaries (determined in accordance with GAAP) or which requires the divestiture of assets, or stock of a Subsidiary, which shall have contributed a substantial part of the consolidated net income of the Companies and their Subsidiaries (determined in accordance with GAAP) for any of the three fiscal years then most recently ended, and such order, judgment or decree remains unstayed and in effect for more than 60 days; or

          (uu) any final judgment or order, or series of judgments or orders, for the payment of money in an aggregate amount in excess of $1,000,000 is rendered against a Company or any Subsidiary and either (a) enforcement proceedings have been commenced by any creditor upon such judgment or order, (b) within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or (c) within 60 days after the expiration of any such stay, such judgment is not discharged;

          (vv) (a) a Company or any other Person who is a member of the Companies' "control group" (as such term is defined under ERISA) fails to make all or any portion of a required installment payment under 29 U.S.C. (S)1082(e) with respect to any Plan, (b) the aggregate unpaid balance of such installment together with the unpaid balance of all prior installments and other payments due under 20

U.S.C. (S)1082 (including any accrued interest on such amounts) exceeds $1,000,000, and (c) such amounts remain unpaid for more than 30 days after the due date of the installment referred to in clause (a); or

          (ww) a Company or any of their Affiliates as employer under a Multiemployer Plan shall have made a complete or partial withdrawal from such Multiemployer Plan and the plan sponsor of such Multiemployer Plan shall have notified such withdrawing employer that such employer has incurred a withdrawal liability in an annual amount exceeding $1,000,000.

          Section 6.02.  Remedies Upon Default.  If an Event of Default
                         ---------------------
described in Section 6.01(g), (h), (i) or (j) hereof shall occur with respect to the Company, the aggregate unpaid principal balance of and accrued interest on all Advances shall, to the extent permitted by applicable Law, thereupon become due and payable concurrently therewith, without any action by the Agent or any Lender, and without diligence, presentment, demand, protest, notice of protest or intent to accelerate, or notice of any other kind, all of which are hereby expressly waived. Subject to the foregoing sentence, if any Event of Default shall occur and be continuing, the Agent may at its election, and shall upon the request of the Majority Lenders, do any one or more of the following:

          (xx) Declare the entire unpaid balance of all Advances immediately due and payable, whereupon it shall be due and payable without diligence, presentment, demand, protest, notice of protest or intent to accelerate, or notice of any other kind (except notices specifically provided for under Section
6.01 hereof), all of which are hereby expressly waived (except to the extent waiver of the foregoing is not permitted by Applicable Law);

          (yy)   Terminate the Commitment;

          (zz)   Reduce any claim of the Agent or Lenders to judgment; and

          (aaa) Exercise any Rights afforded under any Loan Papers, by Law, at equity, or otherwise.

          Section 6.03.  Cumulative Rights.  All Rights available to the Agent
                         -----------------
and Lenders under the Loan Papers shall be cumulative of and in addition to all other Rights granted thereto at Law or in equity, whether or not amounts owing thereunder shall be due and payable, and whether or not the Agent or any Lender shall have instituted any suit for collection or other action in connection with the Loan Papers.

          Section 6.04.  Waivers.  The acceptance by the Agent or any Lender at
                         -------
any time and from time to time of partial payment of any amount owing under any Loan Papers shall not be deemed to be a waiver of any Event of Default then existing. No waiver by the Agent or any Lender of any Event of Default shall be deemed to be a waiver of any Event of Default other than such Event of Default. No delay or omission by the Agent or any Lender in exercising any Right under the Loan Papers shall impair such Right or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such Right preclude other or further exercise thereof, or the exercise of any other Right under the Loan Papers or otherwise.

          Section 6.05.  Performance by Agent.  Should any covenant of the
                         --------------------
Companies or any of their Subsidiaries fail to be performed in all material respects in accordance with the terms of the Loan Papers, the Agent may, at its option, perform or attempt to perform such covenant on behalf of the Company or such Subsidiary. Notwithstanding the foregoing, it is expressly understood that the Agent and Lenders do not assume, and shall not ever have, except by express written consent of the Agent or any such Lender, any liability or responsibility for the performance of any duties or covenants of the Company or any of its Subsidiaries.

          Section 6.06.  Expenditures.  The Companies, jointly and severally,
                         ------------
agree to reimburse the Agent and Lenders for any sums spent by any of them in connection with the exercise of any Right provided herein. Such sums shall bear interest at the (i) lesser of the Base Rate as in effect from time to time, plus 3% or (ii) the Highest Lawful Rate, from the date spent until the date of repayment by the Company.

          Section 6.07.  Control.  None of the covenants or other provisions
                         -------
contained in this Agreement shall, or shall be deemed to, give the Agent or Lenders any Rights to exercise control over the affairs and/or management of the Companies or any of their Subsidiaries, the power of the Agent and Lenders being limited to the Rights to exercise the remedies provided in this Article; provided, however, that if the Agent or any Lender becomes the owner of any stock or other equity interest in any Person, whether through foreclosure or otherwise, it shall be entitled to exercise such legal Rights as it may have by being an owner of such stock or other equity interest in such Person.

                                  ARTICLE VII

                                   THE AGENT
                                   ---------

          Section 7.01.  Authorization and Action.  Each of the Lenders hereby
                         ------------------------
appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Papers as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement and the other Loan Papers (including without limitation enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders (or all Lenders, if required under Section 8.01 hereof), and such instructions shall be binding upon all Lenders; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to any Loan Papers or applicable Law. The Agent agrees to give to each Lender prompt notice of each notice given to it by the Companies pursuant to the terms of this Agreement, and to distribute promptly to each applicable Lender in like funds all amounts delivered to the Agent by the Companies for the Ratable or individual account of any Lender.

          Section 7.02.  Agent's Reliance, Etc.  Neither the Agent, nor any of
                         ---------------------
its directors, officers, agents, employees, or representatives shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or any other Loan Papers, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent (a) may treat the payee of any Note as the holder thereof until the Agent receives written notice of the assignment or transfer thereof signed by such payee and in form satisfactory to the Agent; (b) may consult with legal counsel (including counsel for the Companies or any of their Subsidiaries), independent public accountants, and other experts selected by it, and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants, or experts; (c) makes no warranty or representation to any Lender and shall not be responsible to any Lender for any statements, warranties, or representations made in or in connection with this Agreement or any other Loan Papers; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants, or conditions of this Agreement or any other Loan Papers on the part of the Companies or their Subsidiaries or to inspect the Property (including the books and records) of the Company or its Subsidiaries;
(e) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency, or value of this Agreement, any other Loan Papers, or any other instrument or document furnished pursuant hereto; and (f) shall incur no liability under or in respect of this Agreement or any other Loan Papers by acting upon any notice, consent, certificate, or other instrument or writing (which may be by telegram, cable, telex, or telecopy) believed by it to be genuine and signed or sent by the proper party or parties.

          Section 7.03.  NationsBank of Texas, N.A. and Affiliates. With respect
                         -----------------------------------------
to its Commitment, its Advances, and any Loan Papers, NationsBank of Texas, N.A. shall have the same Rights under this

Agreement as any other Lender and may exercise the same as though it were not the Agent. NationsBank of Texas, N.A., and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Companies, any Affiliate thereof, and any Person who may do business therewith, all as if NationsBank of Texas, N.A. were not the Agent and without any duty to account therefor to any Lender.

          Section 7.04.  Lender Credit Decision.  Each Lender acknowledges that
                         ----------------------
it has, independently and without reliance upon the Agent or any other Lender, and based on the financial statements referred to in Section 4.02 hereof and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Papers.

          Section 7.05.  Indemnification by Lenders.  Lenders agree to indemnify
                         --------------------------
the Agent, Pro Rata, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of any Loan Papers or any action taken or omitted by the Agent thereunder, including any negligence of the Agent; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, Lenders agree to reimburse the Agent, Pro Rata, promptly upon demand for any out-of-pocket expenses (including attorneys' fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment, or enforcement (whether through negotiation, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, the Loan Papers.

          Section 7.06.  Successor Agent.  The Agent may resign at any time by
                         ---------------
giving written notice thereof to the Lenders and Company, and may be removed at any time with or without cause by the action of all Lenders (other than the Agent, if it is a Lender); provided, however, that if a successor Agent is appointed without the consent of the Majority Lenders pursuant to the third sentence of this Section, such successor Agent may be removed by the Majority Lenders and Company. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Agent, with the consent of the Company (which shall not be unreasonably withheld). If no successor Agent shall have been so appointed and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Lenders' removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be a commercial bank organized under the Laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. Upon the acceptance of any appointment as the Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the Rights and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under the Loan Papers, provided that if the retiring or removed Agent is unable to appoint a successor Agent, the Agent shall, after the expiration of a 60 day period from the date of notice, be relieved of all obligations as Agent hereunder. Notwithstanding any Agent's resignation or removal hereunder, the provisions of this Article shall continue to inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.


                                 ARTICLE VIII

                                 MISCELLANEOUS
                                 -------------

          Section 8.01.  Amendments and Waivers.  No amendment or waiver of any
                         ----------------------
provision of this Agreement or any other Loan Papers, nor consent to any departure by the Companies or any of its Subsidiaries therefrom, shall be effective unless the same shall be in writing and signed by the Agent with the consent of the Majority Lenders, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver, or consent shall, unless in writing and signed by all of the Lenders, (a) increase the Commitment, (b) reduce any principal, interest, fees, or other amounts payable hereunder, or waive any Event of Default under Section 6.01(a) hereof, (c) postpone any date fixed for any payment of principal, interest, fees, or other amounts payable hereunder, (d) release any collateral or guaranties securing the Companies' obligations hereunder, other than releases contemplated hereby, (e) change the meaning of Specified Percentage or the number of Lenders required to take any action hereunder, (f) extend the Maturity Date, or (g) amend this Section. No amendment, waiver, or consent shall affect the Rights or duties of the Agent under any Loan Papers, unless it is in writing and signed by the Agent in addition to the requisite number of Lenders.

          Section 8.02.  Notices.  Unless otherwise provided herein, all
                         -------
notices, requests, consents, demands, and other communications shall be in writing and shall be personally delivered, sent by telecopy or telex (answerback received), or mailed, by certified mail, postage prepaid, to the following addresses:

          (bbb)  If to the Companies:

                 American Freightways Corporation
                 2200 Forward Drive
                 Harrison, Arkansas 72601

                 Attention:  Chief Financial Officer

                 American Freightways, Inc.
                 2200 Forward Drive
                 Harrison, Arkansas 72601

                 Attention:  Chief Financial Officer

          (ccc)  If to the Agent:

                 NationsBank of Texas, N.A.
                 901 Main Street, 67th Floor
                 Dallas, Texas  75202

                 Attention:  Corporate Banking Department

          (ddd) If to any Lender, to its address shown on the signature pages hereto or to such other address as any party may designate in written notice to the other parties. All notices, requests, consents, demands, and other communications hereunder will be effective when so personally delivered or sent by telecopy or telex, or five days after being so mailed; provided, however, that notices to the Agent pursuant to Article II hereof shall be effective when received. The Companies agree that the Agent shall have no duty or obligation to verify or otherwise confirm telephonic notices given pursuant to Article II hereof, and agree to indemnify and hold harmless the Agent and Lenders for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, and expenses resulting, directly or indirectly, from acting upon any such notice.

          Section 8.03.  Parties in Interest.  All covenants and agreements
                         -------------------
contained in this Agreement and all other Loan Papers shall bind and inure to the benefit of the respective successors and assigns of the parties hereto. The Lenders may from time to time assign or transfer their interests hereunder pursuant to Section 8.04 hereof. The Companies may not assign or transfer their respective Rights or obligations hereunder without the prior written consent of all Lenders.

          Section 8.04.  Assignments and Participations.
                         ------------------------------

          (eee) Each Lender may assign its Rights and obligations as a Lender under the Loan Papers to one or more Eligible Assignees, so long as each assignment shall be of a constant, and not a varying, percentage of all Rights and obligations thereunder, and the Companies shall approve of the assignee (which approval shall not be unreasonably withheld). Within five Business Days after notice of any such assignment, the Companies shall execute and deliver to the Agent, in exchange for the Note issued to such Lender, new Notes to the order of such Lender and its assignee in amounts equal to their respective Specified Percentages of the Commitment. Such new Notes shall be dated the effective date of the assignment. It is specifically acknowledged and agreed that on and after the effective date of each assignment, the assignee shall be a party hereto and shall have the Rights and obligations of a Lender under the Loan Papers.

          (fff) Each Lender may sell participations to one or more banks or other entities in all or any of its Rights and obligations under the Loan Papers; provided, however, that (i) such Lender's obligations under the Loan Papers shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) such Lender shall remain the holder of its Note for all purposes of the Loan Papers,
(iv) the participant shall be granted the Right to vote on or consent to only those matters described in subsections (a) through (d) of Section 8.01 hereof, and (v) the Companies, Agent, and other Lenders shall continue to deal solely and directly with such Lender in connection with its Rights and obligations under the Loan Papers.

          (ggg) Any Lender may, in connection with any assignment or participation, or proposed assignment or participation, disclose to the assignee or participant, or proposed assignee or participant, any information relating to the Company or any of its Subsidiaries furnished to such Lender by or on behalf of the Company or its Subsidiaries; provided, however, that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any Confidential Information received by it from such Lender. For purposes of this Section 8.04(c), the term "Confidential Information" shall mean information about the Companies or any
 ------------------------
Subsidiary furnished by the Companies or any Subsidiary to a Lender, but does include any information (i) which is publicly known, or otherwise known to such Lender, at the time of disclosure, (ii) which subsequently becomes publicly known through no act or omission by such Lender or (iii) which otherwise becomes known to such Lender other than through disclosure by the Companies or any Subsidiary.

          (hhh) Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, the Advances owing to it and the Note or Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

          Section 8.05.  Sharing of Payments.  If any Lender shall obtain any
                         -------------------
payment (whether voluntary, involuntary, through the exercise of any Right of set-off, or otherwise) on account of its Advances in excess of its Pro Rata share of payments made by the Companies, such Lender shall forthwith purchase participations in Advances made by the other Lenders as shall be necessary to share the excess payment Pro Rata with each of them; provided, however, that if any of such excess payment is thereafter recovered from the purchasing Lender, its purchase from each Lender shall be rescinded and each Lender shall repay the purchase price to the extent of such recovery together with a Pro Rata share of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Companies agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by Law, exercise all its Rights of payment (including the Right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Companies in the amount of such participation.

          Section 8.06.  Right of Set-off.  Upon the occurrence and during the
                         ----------------
continuance of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by Law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of either Company against any and all of the obligations of the Companies now or hereafter existing under this Agreement and the other Loan Papers, whether or not such Lender shall have made any demand under this Agreement or the other Loan Papers, and even if such obligations are unmatured. Each Lender shall promptly notify the Companies after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The Rights of each Lender under this Section are in addition to other Rights (including, without limitation, other Rights of set-off) which each Lender may have.

          Section 8.07.  Costs, Expenses, and Taxes.
                         --------------------------

          (iii)  The Companies, jointly and severally, agree to pay on demand
(i) all costs and expenses of the Agent in connection with the preparation, negotiation, and administration of any Loan Papers, including without limitation the reasonable fees and out-of-pocket expenses of counsel for the Agent, (ii) all costs and expenses (including reasonable attorneys' fees and expenses) of the Agent in connection with modification, amendment, waiver, or release of any Loan Papers, and (iii) all costs and expenses (including reasonable attorneys' fees and expenses) of the Agent and Lenders in connection with any restructuring, work-out, or collection of any portion of the Obligation or the enforcement of any Loan Papers.

          (jjj) In addition, the Companies, jointly and severally, shall pay any and all stamp, debt, and other Taxes payable or determined to be payable in connection with any payment hereunder (other than Taxes on the overall net income of the Agent or any Lender), or the execution, delivery, or recordation of any Loan Papers, and agrees to save the Agent and Lenders harmless from and against any and all liabilities with respect to, or resulting from any delay in paying or omission to pay any Taxes in accordance with this Section, including any penalty, interest, and expenses relating thereto. All payments by the Companies or any Subsidiary under any Loan Papers shall be made free and clear of and without deduction for any present or future Taxes (other than Taxes on the overall net income of the Agent or any Lender) of any nature now or hereafter existing, levied, or withheld, including all interest, penalties, or similar liabilities relating thereto. If the Companies or any Subsidiary shall be required by Law to deduct or to withhold any Taxes from or in respect of any amount payable hereunder, (i) the amount so payable shall be increased to the extent necessary so that, after making all required deductions and withholdings (including Taxes on amounts payable to the Agent or any Lender pursuant to this sentence), the payee receives an amount equal to the sum it would have received had no such deductions or withholdings been made,
(ii) the Companies or such Subsidiary shall make such deductions or withholdings, and (iii) the Companies or such Subsidiary shall pay the full amount deducted or withheld to the relevant taxing authority in accordance with applicable Law.

          Section 8.08.  Indemnification by Companies.  The Companies agree to
                         ----------------------------
indemnify, defend, and hold harmless the Agent, the Lenders, and their Affiliates, directors, officers, agents, employees, and representatives, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses, and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against any of them in any way relating to or arising out of any Loan Papers (including in connection with or as a result, in whole or in part, of the negligence of any of them), any transaction related hereto or thereto, or any act, omission, or transaction of the Companies and their respective Affiliates, or any of their directors, officers, agents, employees, or representatives; provided, however, that the Agent and Lenders, as applicable, shall be liable to the Company and its Subsidiaries only to the extent of any direct (as opposed to consequential) damages suffered by the Companies and its Subsidiaries; and provided further, that the Agent and Lenders shall not be indemnified, defended, and held harmless pursuant to this Section for any losses or damages which the Companies prove were caused by the indemnified party's willful misconduct or gross negligence. The obligations of the Companies under this Section 8.08 shall survive the termination of this Agreement and/or the Commitment and the repayment of the Obligation.

          Section 8.09.  Rate Provision.  It is not the intention of any party
                         --------------
to any Loan Papers to make an agreement violative of the Laws of any applicable jurisdiction relating to usury. In no event shall the Companies or any of their Subsidiaries be obligated to pay any amount in excess of the Maximum Amount. If any Lender ever receives, collects or applies, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining excess shall be paid to the Companies. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Maximum Amount, the Companies and Lenders shall, to the maximum extent permitted under Applicable Laws, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts, the total amount of interest throughout the entire contemplated term of the Obligation so that the interest rate is uniform throughout the entire term of the Obligation; provided that if the Obligation is paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof exceeds the Maximum Amount, Lenders shall refund to the Companies the amount of such excess or credit the amount of such excess against the total principal amount owing, and, in such event, no Lender shall be subject to any penalties provided by any Laws for contracting for, charging or receiving interest in excess of the Maximum Amount. This Section 8.09 shall control every other provision of all agreements among the parties to this Agreement pertaining to the transactions contemplated by or contained in the Loan Papers.

          Section 8.10.  Severability.  If any provision of any Loan Papers is
                         ------------
held to be illegal, invalid, or unenforceable under present or future Laws during the term thereof, such provision shall be fully severable, the appropriate Loan Paper shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part thereof, and the remaining provisions thereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance therefrom. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of such Loan Paper a legal, valid, and enforceable provision as similar in terms to the illegal, invalid, or unenforceable provision as may be possible.

          Section 8.11.  Exceptions to Covenants.  Neither Company nor any of
                         -----------------------
their Subsidiaries shall be deemed to be permitted to take any action or to fail to take any action that is permitted as an exception to any covenant in any Loan Papers, or that is within the permissible limits of any covenant, if such action or omission would result in a violation of any other covenant in any Loan Papers.

          Section 8.12.  Counterparts.  This Agreement and the other Loan Papers
                         ------------
may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

          SECTION 8.13.  GOVERNING LAW; WAIVER OF JURY TRIAL.
                         -----------------------------------

          (kkk) THIS AGREEMENT AND ALL OTHER LOAN PAPERS SHALL BE DEEMED TO BE CONTRACTS MADE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS (WITHOUT GIVING EFFECT TO CONFLICT OF LAWS) AND THE UNITED STATES OF AMERICA. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE COMPANY AGREES THAT THE STATE AND FEDERAL COURTS OF TEXAS LOCATED IN DALLAS, TEXAS, WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH. TO THE MAXIMUM EXTENT PERMITTED BY LAW, THE COMPANIES HEREBY WAIVE ANY RIGHT THAT THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE (WHETHER A CLAIM IN TORT, CONTRACT, EQUITY, OR OTHERWISE) ARISING UNDER OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS, OR ANY RELATED MATTERS, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

          (lll) THE COMPANIES HEREBY WAIVE PERSONAL SERVICE OF ANY LEGAL PROCESS UPON THEM. UNDER THE LOAN PAPERS, IN ADDITION, THE COMPANIES AGREE THAT SERVICE OF PROCESS MAY BE MADE UPON THEM BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO THE COMPANIES AT THEIR ADDRESS DESIGNATED FOR NOTICE UNDER THIS AGREEMENT AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          SECTION 8.14.  ENTIRE AGREEMENT.  THIS AGREEMENT AND THE OTHER LOAN
                         ----------------
PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

================================================================================
                  REMAINDER OF PAGE LEFT INTENTIONALLY BLANK
================================================================================

          IN WITNESS WHEREOF, this Credit Agreement is executed as of the date first set forth above.

COMPANIES:                     AMERICAN FREIGHTWAYS CORPORATION



                                      By  /s/ James R. Dodd
                                          --------------------------------------
                                        Title: Executive VP-Accounting & Finance
                                              ----------------------------------


                                      AMERICAN FREIGHTWAYS, INC.



                                      By  /s/ James R. Dodd
                                          --------------------------------------
                                        Title: Executive VP-Accounting & Finance
                                              ----------------------------------

AGENT:                                NATIONSBANK OF TEXAS, N.A., as Agent



                                      By  /s/ Steven A. Deily
                                          --------------------------------------
                                        Title: Senior Vice President
                                              ----------------------------------


LENDERS:
Specified Percentage:  46.0%      NATIONSBANK OF TEXAS, N.A., Individually

Address:
901 Main Street, 67th Floor
Dallas, Texas 75202
                                      By  /s/ Steven A. Deily
                                          --------------------------------------
                                        Title: Senior Vice President
                                              ----------------------------------
Attn:  Corporate Banking Department

Specified Percentage:  34.0%      TEXAS COMMERCE BANK NATIONAL
                                       ASSOCIATION
Address:
2200 Ross Avenue, 3rd Floor
Dallas, Texas  75201
                                      By  /s/ Scot Brunke
                                          --------------------------------------
                                        Title: Vice President
                                              ----------------------------------
Attn:  Regional Banking Department

Specified Percentage:  20.0%      WACHOVIA BANK OF GEORGIA, N.A.

Address:
191 Peachtree Street
Atlanta, Georgia 30303
                                      By  /s/ F. Alan Smith
                                          --------------------------------------
                                        Title: Vice President
                                              ----------------------------------
Attn:    Atlanta Corporate
         -------------------------

                                   EXHIBIT A

                                PROMISSORY NOTE

  U.S. $_______                                         $Dated: October 20, 1994

          FOR VALUE RECEIVED, the undersigned, AMERICAN FREIGHTWAYS CORPORATION, an Arkansas corporation, and AMERICAN FREIGHTWAYS, INC., an Arkansas corporation (collectively, the "Companies"), HEREBY, JOINTLY AND SEVERALLY, PROMISE TO PAY to the order of _________________ (the "Lender") the lesser of _____________ MILLION AND NO/100 Dollars ($_________) and the unpaid principal amount of the Advances made by the Lender to the Companies pursuant to the Credit Agreement, payable at such times, and in such amounts, as are specified in the Credit Agreement.

          The Companies, jointly and severally, promise to pay interest on the unpaid principal amount of the Advances from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

          Both principal and interest are payable in lawful money of the United States of America to NationsBank of Texas, N.A. as Agent for the Lender, at 901 Main Street, Dallas, Texas 75202 in immediately available funds.

          This Note is one of the Notes referred to in, and is entitled to the benefits of, the Amended and Restated Credit Agreement dated as of October 20, 1994 among the Companies, the Lender and certain other banks parties thereto, and NationsBank of Texas, N.A., as Agent for the Lender and such other banks (as from time to time amended, modified or supplemented, the "Credit Agreement"). The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

                                            AMERICAN FREIGHTWAYS CORPORATION



                                            By:_________________________________
                                               Title:___________________________


                                            AMERICAN FREIGHTWAYS, INC.


                                            By:_________________________________
                                               Title:___________________________

                                  EXHIBIT  B

                      REQUEST FOR MATURITY DATE EXTENSION


NationsBank of Texas, N.A., Agent
901 Main Street, 67th Floor
Dallas, Texas  75202
Attention:  Corporate Banking Department

        Re:   Amended and Restated Credit Agreement, dated October 20, 1994, among American Freightways Corporation, American Freightways, Inc., NationsBank of Texas, N.A., as Agent, and the Lenders parties thereto ("Credit Agreement"; capitalized terms used herein shall have the same meaning given to them in the Credit Agreement)


Gentlemen:

        Pursuant to Section 2.12 of the Credit Agreement, Companies hereby request the Lenders to extend the Maturity Date of the Credit Agreement for an additional 12 months to ___________, 199__.

        Please have each Lender indicate its decision with respect to such request by checking the appropriate box as indicated below and returning a copy of this letter.

                                            Very truly yours,

                                            AMERICAN FREIGHTWAYS CORPORATION



                                            By:_________________________________
                                               Its:_____________________________


                                            AMERICAN FREIGHTWAYS, INC.



                                            By:_________________________________
                                               Its:_____________________________

NationsBank of Texas, N.A.
Page 2

(LENDER) hereby:

[_]   agrees to extend the Maturity Date
      for an additional 12 months

[_]   declines to extend the Maturity Date
      for an additional 12 months



By:____________________________
  Title:___________________

                                   EXHIBIT C

                       OFFICER'S CERTIFICATE - FINANCIAL
                       ---------------------------------



NationsBank of Texas, N.A., as
Agent, and Lenders as defined
in the Credit Agreement
referred to below



Gentlemen:

       This Officer's Certificate is made as of ____________, 19__. Capitalized terms used herein shall have the meanings set forth in the Credit Agreement (hereafter defined). The undersigned certifies that:

       (2) He is the duly elected ______________________ of American Freightways Corporation, an Arkansas corporation, and American Freightways, Inc., an Arkansas corporation (collectively, "Companies").
              ---------

       (3) He has reviewed the terms of the Amended and Restated Credit Agreement ("Credit Agreement"), dated as of October 20, 1994, among
                         ----------------
             Company, NationsBank of Texas, N.A. as Administrative Lender, and the Lenders parties thereto and he has made, or has caused to be made under his supervision a detailed review of the transactions and conditions of Companies and their Subsidiaries during the accounting period covered by the attached financial statements;

       (4)          The examinations described in Paragraph (2) did not
                                                  -------------
             disclose, and he has no knowledge of, the existence of any condition or event which constitutes an Event of Default or Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Officer's Certificate, except as set forth below; and

       (5) As of the date of this Officer's Certificate, Companies and their Subsidiaries are not in default under any covenant set forth in Article V of the Credit Agreement.

       (6) The attached financial statements are complete and correct in all material respects (subject to normal year-end audit adjustments) and have been prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein.

       Describe below (or in a separate attachment to this Officer's Certificate) the exceptions, if any, to Paragraph (3) by listing, in detail, the
                                        -------------
nature of the condition or event, the period during which it has existed and the action which the Companies have taken, is taking, or proposes to take with respect to each such condition or event:

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------


          The foregoing certifications together with the computations set forth in Attachment No. 1 hereto, and the financial statements delivered with this
   ----------------
Officer's Certificate in support hereof, are made and delivered this ____ day of ______________, 19__ pursuant to Section 5.13 of the Credit Agreement.
                                 ------------

                                            AMERICAN FREIGHTWAYS CORPORATION



                                            By:_________________________________
                                              ______________,___________________
                                               (Print Name)      (Print Title)


                                            AMERICAN FREIGHTWAYS, INC.



                                            By:_________________________________
                                              ______________,___________________
                                               (Print Name)      (Print Title)

              ATTACHMENT "1" TO OFFICER'S CERTIFICATE - FINANCIAL

          (The Officer's Certificate attached hereto is as of ___________, 19__ and pertains to the period from ______________, 19__ to __________, 19__.)

          Capitalized terms used herein shall have the meanings set forth in the Amended and Restated Credit Agreement ("Credit Agreement") dated as of
                                        ----------------
October 20, 1994 among American Freightways Corporation, American Freightways, Inc., NationsBank of Texas, N.A., as Agent, and the Lenders parties thereto. Section references herein relate to the Sections of the Credit Agreement and 000's omitted.


5.01    Company Debt
        ------------
        (A)   Total Debt               =   $_____
        (B)   Total Capitalization     =   $_____
        (C)   A/B                      =   ______

Covenant =          C less than 0.65 (for the period from date of Credit Agreement through 12/31/97)
                    C less than 0.60 (thereafter)

5.02    Subsidiary Debt
        ---------------
        (A)    Subsidiary Debt         =          $_____
        (B)    Liens                   =          $_____     (taken from 5.06(A) below)
        (C)    Net Worth X 10%         =          $_____

Covenant =     (A + B) less than C


5.03    Fixed Charge Ratio
        ------------------
        (A)    Income Available for Fixed Charges                =    $_____
        (B)    Pro Forma Fixed Charges                           =    $_____
        (C)    A / B                                             =    $_____

Covenant = C greater than 2.00

5.04    Current Ratio
        -------------
        (A)    Current Assets          =        $_____
        (B)    Current Liabilities     =        $_____
        (C)    A / B                   =        ______

Covenant = C greater than 1.00

5.05    Dividend Limitation
        -------------------
        (A)    Net Earnings            =          $_____
        (B)    A x 75%                 =          $_____
        (C)    Restricted Payments     =          $_____

  Covenant = C less than B

5.06    Liens
        -----
        (A)    Princ. amt. of secured debt permitted by 5.06 (iii), (iv), (v) &
               (vi) and 5.02
               = $_________ (excluding ADFAED Revenue Bonds)
        (B)    Net Worth X 10% = $

Covenant = A less than B


5.07    Loans, Advances, Investments and Contingent Liabilities
        -------------------------------------------------------
        (A) Loans and advances to stockholders, officers and employees = $______

Covenant = A less than or = to $750,000





12626.01
100-199



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